UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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huntsman corporation
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD P FUND LP

STARBOARD VALUE P GP LLC

STARBOARD VALUE R LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE L LP

STARBOARD VALUE R GP LLC

STARBOARD LEADERS ECHO II LLC

STARBOARD LEADERS FUND LP

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD X MASTER FUND LTD

STARBOARD G FUND, L.P.

STARBOARD VALUE G GP, LLC

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

JAMES L. GALLOGLY

SANDRA BEACH LIN

SUSAN C. SCHNABEL

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value and Opportunity Master Fund Ltd

February 10, 2022

Dear Fellow Huntsman Stockholders:

Starboard Value and Opportunity Master Fund Ltd (together with its affiliates, “Starboard” or “we”) and the other participants in this solicitation are the beneficial owners of an aggregate of 18,820,805 shares, or approximately 8.6%, of the outstanding common stock, par value $0.01 per share (the “Common Stock”) of Huntsman Corporation, a Delaware corporation (“Huntsman” or the “Company”), making us one of the Company’s largest stockholders. For the reasons set forth in the attached Proxy Statement, we believe significant changes to the composition of the Board of Directors of the Company (the “Board”) are necessary in order to ensure that the Company is managed and overseen in a manner consistent with your best interests. We have nominated a slate of highly-qualified director candidates for election to the Board at the Company’s upcoming 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

Huntsman is fundamentally a great company with strong market positions, diverse product portfolios, innovative chemistries and a difficult to replicate manufacturing footprint. However, we believe it remains deeply undervalued with opportunities to unlock significant value that are within the control of management and the Board. Despite promising future prospects, we believe Huntsman’s historical operating performance is the result of subpar execution, insufficient Board oversight, and lapses in corporate governance. We believe these issues have caused Huntsman to be valued significantly below its intrinsic value.

Despite our sincere efforts to engage constructively with the Board regarding our concerns and the opportunities for improvement, the Board chose not to meaningfully engage with us on these topics and instead, chose to take certain reactionary and defensive measures, which we believe were intended to disenfranchise stockholders. These actions included:

•	The hasty removal and replacement of three (3) of the Board’s most tenured members while suggesting that these changes were part of a planned board refreshment process. We note that prior to these most recent changes, the Board had undergone expansion but not meaningful refreshment – three (3) directors were appointed in the eighteen months prior to the most recent Board changes, and all were appointed through expanding the size of the Board, which increased from eight (8) members to eleven (11) members over that period;

•	The acceleration of the Annual Meeting to a much earlier date than would be typical for Huntsman. This aggressive maneuver deliberately shortened the director nomination window for the Annual Meeting from nearly a month to just ten (10) days following the announcement of the new Annual Meeting date; and

•	The refusal, despite our repeated requests and upcoming SEC mandate, to utilize a universal proxy card for the Annual Meeting, which would have allowed stockholders to vote for those specific nominees from the total mix of candidates who they feel would best serve the Company.

These reactive and defensive maneuvers were implemented with the oversight of the current Board, and we believe included the approval of at least two (2) of the Board’s most recent director appointments, which has solidified our belief that further change is required. Stockholders deserve a board that demands accountability, implements proper governance practices, and is committed to ensuring the best interests of all stockholders are represented.

We believe that Huntsman can significantly improve its strategy, execution, and Board oversight, and are confident the slate of professionals we have nominated are well-qualified to serve as directors of the Company. The four (4) director candidates we have nominated - James L. Gallogly, Sandra Beach Lin, Susan C. Schnabel and Jeffrey C. Smith – have backgrounds spanning operations, finance, private equity, restructuring, strategic transformation and public company governance. As a group, they have substantial and highly successful experience in the chemical, energy and broader industrial industries. Collectively, they have decades of experience as CEOs, senior executives, chairmen and directors of well-performing chemical and industrial companies.

Our goal is to create value for the benefit of all stockholders. We believe a critical step towards achieving this objective is to improve the Board with directors who have exceptionally relevant skill sets and who will provide renewed accountability, as well as a singular focus on the best interests of common stockholders. Starboard has a long history of driving operational, financial, strategic, and governance changes that benefit employees, customers, and stockholders. We firmly believe that with the right Board in place, Huntsman can be a best-in-class differentiated chemicals company and generate significant value for all stockholders.

Biographies of Starboard’s nominees (in alphabetical order):

James L. Gallogly

Operating Experience

Mr. Gallogly previously served as Chief Executive Officer and Chairman of the Management Board of LyondellBasell Industries N.V., a global plastic, chemical and refining company.

Prior to LyondellBasell, Mr. Gallogly held several executive roles at ConocoPhillips, an energy company, including Executive Vice President of Worldwide Exploration and Production and Executive Vice President of Refining, Marketing and Transportation.

Public Board Experience

Mr. Gallogly previously served as a director of Continental Resources and of E.I. du Pont de Nemours and Company.

Sandra Beach Lin

Operating Experience

Ms. Lin is the former President and Chief Executive Officer of Calisolar, Inc., a global leader in the production of solar silicon.

Previously, Ms. Lin was Executive Vice President of Celanese Corporation. Prior to Celanese, Ms. Lin held global senior executive positions at Avery Dennison Corporation, Alcoa and Honeywell International.

Public Board Experience

Ms. Lin currently serves as a director of Trinseo PLC, Avient Corporation and American Electric Power Company, Inc.

Ms. Lin previously served as a director of WESCO International, Inc.

Susan C. Schnabel

Operating Experience

Ms. Schnabel is the Co-Founder and Co-Managing Partner of aPriori Capital Partners L.P.

Previously, Ms. Schnabel served as Managing Director of Credit Suisse Asset Management and Co-Head of DLJ Merchant Banking. Prior to that, Ms. Schnabel served as Chief Financial Officer of PetSmart, Inc.

Public Board Experience

Ms. Schnabel currently serves as a director of Altice USA, Inc.

Ms. Schnabel previously served as a director of Versum Materials, STR Holdings, Neiman Marcus, Pinnacle Gas Resources, Rockwood Holdings and Shoppers Drug Mart Corporation (TSX).

Jeffrey C. Smith

Operating Experience

Mr. Smith is a Managing Member, Chief Executive Officer, and Chief Investment Officer of Starboard Value LP.

Prior to founding Starboard, Mr. Smith was a Partner and Managing Director of Ramius LLC, Chief Investment Officer of the Ramius Value and Opportunity Master Fund and a member of Cowen’s Operating Committee and Cowen’s Investment Committee.

Public Board Experience

Mr. Smith currently serves as Chair of the board of directors of Papa John’s International, Inc. and as a director of Cyxtera Technologies, Inc.

Previously, Mr. Smith served as Chair of the board of directors of Advance Auto Parts, Darden Restaurants, and Phoenix Technologies, and has served as a director on a number of other public company boards.

We believe that ten (10) of the fourteen (14) directors currently serving on the Board will be up for election at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect not only our four (4) nominees, but also the candidates who have been nominated by the Company other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. There is no assurance that any of the Company’s nominees will serve as directors if all or some of our nominees are elected.

We look forward to sharing our detailed views on, and comprehensive plans for, Huntsman in the coming weeks and look forward to engaging with you as we approach the Annual Meeting.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating, and returning the enclosed BLUE proxy card today.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating, and returning a later dated proxy or by voting in person at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support.

/s/ Jeffrey C. Smith

Jeffrey C. Smith
Starboard Value and Opportunity Master Fund Ltd

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

2022 ANNUAL MEETING OF STOCKHOLDERS
OF
HUNTSMAN CORPORATION
_________________________

PROXY STATEMENT
OF
STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

Starboard Value LP (“Starboard Value LP”), Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard P Fund LP (“Starboard P LP”), Starboard Value P GP LLC (“Starboard P GP”), Starboard Value R LP (“Starboard R LP”), Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Value R GP LLC (“Starboard R GP”), Starboard Leaders Echo II LLC (“Starboard Echo II LLC”), Starboard Leaders Fund LP (“Starboard Leaders Fund”), Starboard Value A LP, (“Starboard A LP”), Starboard Value A GP LLC (“Starboard A GP”), Starboard X Master Fund Ltd (“Starboard X Master”), Starboard G Fund, L.P. (“Starboard G LP”), Starboard Value G GP, LLC (“Starboard G GP”), Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Jeffrey C. Smith and Peter A. Feld (collectively, “Starboard” or “we”), are significant stockholders of Huntsman Corporation, a Delaware corporation (“Huntsman” or the “Company”), who, together with the other participants in this solicitation, beneficially own in the aggregate approximately 8.6% of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company.

We are seeking to elect four (4) nominees to the Company’s Board of Directors (the “Board”) because we believe that the Board must be significantly reconstituted to ensure that the interests of the stockholders, the true owners of Huntsman, are appropriately represented in the boardroom. We have nominated a slate of director candidates who collectively possess decades of experience as CEOs, senior executives, chairmen and directors of well-performing chemical and industrial companies. If elected, these directors will bring fresh perspectives, talented leadership, accountability, and responsible oversight to the Board. We are seeking your support at the Company’s 2022 Annual Meeting of Stockholders (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), scheduled to be held on March 25, 2022, at such time and place, to be determined by the Company, for the following purposes:1

1.	To elect Starboard’s director nominees, James L. Gallogly, Sandra Beach Lin, Susan C. Schnabel and Jeffrey C. Smith (each a “Nominee” and, collectively, the “Nominees”), to hold office until the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and until their respective successors have been duly elected and qualified;

1As of the date of this Proxy Statement, the Company’s definitive proxy statement for the Annual Meeting has not yet been filed with the Securities and Exchange Commission. Accordingly, we have omitted certain information from this Proxy Statement that is not yet publicly available, including the time and place of the Annual Meeting as well as the record date for the Annual Meeting, which we expect to be included in the Company’s definitive proxy statement. Once the Company publicly discloses this information, Starboard intends to supplement this Proxy Statement to disclose such information and make any other necessary updates and file revised definitive materials with the Securities and Exchange Commission.

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

4.	If properly presented at the Annual Meeting, to vote on a proposal submitted by a stockholder to lower the ownership threshold for special meetings of stockholders to 10%; and

5.	To transact such other business as may properly come before the Annual Meeting.

This Proxy Statement and the enclosed BLUE proxy card are first being furnished to stockholders on or about February 10, 2022.

The Board is currently composed of fourteen (14) directors, each with terms expiring at the Annual Meeting. The Company has announced that four (4) of its fourteen (14) directors, Nolan D. Archibald, M. Anthony Burns, Sir Robert J. Margetts and Wayne A. Reaud, will be retiring from the Board immediately before the Annual Meeting, meaning ten (10) directors will be up for election at the Annual Meeting. Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect our four (4) nominees. Stockholders who enclose the BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. See the “Voting and Proxy Procedures” section of this Proxy Statement for additional information. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications, and other information concerning the Company’s nominees. If elected, our Nominees will constitute a minority on the Board and there can be no guarantee that our Nominees will be able to implement any actions that they may believe are necessary to unlock stockholder value, including the implementation of our comprehensive plans for the Company, which we plan on releasing in the coming weeks.

As of the date hereof, the members of Starboard and the Nominees collectively beneficially own 18,820,805 shares of Common Stock (the “Starboard Group Shares”). We intend to vote all of the Starboard Group Shares FOR the election of the Nominees, AGAINST an advisory (non-binding) proposal concerning the Company’s executive compensation program, as described herein, FOR the ratification of the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm and FOR the stockholder proposal to lower the ownership threshold for special meetings of stockholders to 10%. While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

The Company has not yet publicly disclosed the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) or the number of shares of Common Stock outstanding as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the Securities and Exchange Commission (the “SEC”). The mailing address of the principal executive offices of the Company is 10003 Woodloch Forest Drive, The Woodlands, Texas 77380.

According to the Company’s proxy statement, holders of record of shares of Common Stock as the close of business on the Record Date are entitled to notice and to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. As of October 20, 2021, there were 218,030,754 shares of Common Stock outstanding, which is the total number of shares of Common Stock outstanding as reported in the Company’s Quarterly Report on Form 10-Q filed with the SEC on October 29, 2021.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

THIS SOLICITATION IS BEING MADE BY STARBOARD AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH STARBOARD IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN OUR DISCRETION.

STARBOARD URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING, AND RETURNING THE ENCLOSED BLUE PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at

www.shareholdersforhuntsman.com

IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Starboard urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to Starboard, c/o Okapi Partners LLC (“Okapi Partners”) in the enclosed postage-paid envelope today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four (4) Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

Background to the Solicitation

The following is a chronology of material events leading up to this proxy solicitation:

•	On September 27, 2021, representatives of Starboard had a call with Peter R. Huntsman, the Company’s Chairman of the Board, President and Chief Executive Officer, and Ivan M. Marcuse, the Company’s Vice President of Investor Relations, to inform the Company that Starboard was one of its largest stockholders and would be filing a Schedule 13D later that day. On the call, both parties agreed to schedule an in-person meeting in the following weeks to discuss the Company’s performance.

•	Later on September 27, 2021, Starboard filed a Schedule 13D with the SEC disclosing an 8.4% ownership position in the Company.

•	On October 5, 2021, representatives of Starboard had a call with Mr. Huntsman to inform the Company that Starboard would be publicly discussing Huntsman as one of its top investment ideas at the annual 13D Monitor Active-Passive Investor Summit being held the following day.

•	On October 6, 2021, Jeffrey C. Smith, Chief Executive Officer and Chief Investment Officer of Starboard, presented Huntsman as one of Starboard’s top investment ideas at the annual 13D Monitor Active-Passive Investor Summit.

•	On October 14, 2021, a meeting between representatives of Starboard and the Company was scheduled at the Company’s Woodlands, Texas headquarters to discuss the Company’s performance. This meeting was subsequently rescheduled by the Company due to an unexpected conflict.

•	On October 25, 2021, representatives of Starboard had a meeting with Messrs. Huntsman and Marcuse and Philip M. Lister, the Company’s Executive Vice President and Chief Financial Officer, at the Company’s headquarters to discuss the Company’s performance.

•	On November 1, 2021, following the Company’s Q3 2021 earnings announcement, representatives of Starboard had a video call with Mr. Marcuse and other members of the Company’s Investor Relations team to further discuss the Company’s performance.

•	Between November 4, 2021 and November 7, 2021, Starboard participated in calls with Mr. Huntsman, Mr. Lister, and Mr. Marcuse regarding the Investor Day scheduled on November 9. During this process, Starboard executed a Non-Disclosure Agreement with the Company in order to review a draft of the Company’s Investor Day Presentation and to discuss with, and provide recommendations to, the Company.

•	On November 10, 2021, representatives of Starboard had a call with Mr. Marcuse to discuss comments made by management at the Company’s Investor Day which was held on the day prior.

•	On December 9, 2021, a representative of Starboard had a private meeting with Mr. Huntsman in New York City to discuss the Company’s performance and requested further discussions on working together to improve the Board.

•	On December 20, 2021, representatives of Starboard had a video call with Mr. Huntsman and director Cynthia L. Egan to discuss the Company’s performance and Board composition. On the call, Starboard expressed its desire to have a significant role in proposing new candidates as part of a much-needed Board refreshment. Mr. Huntsman and Ms. Egan indicated they would respond to Starboard after conferring with the Board regarding Starboard’s request.

•	On December 22, 2021, a representative of Starboard had a call with Mr. Huntsman to inform the Company that Starboard would be requesting forms required for a potential nomination, but reiterated to Mr. Huntsman that Starboard remained hopeful that a constructive solution could be reached on the topic of Board refreshment, and looked forward to the Board’s response regarding Starboard’s request on December 20, 2021.

•	On December 23, 2021, Starboard delivered a letter to the Company requesting certain nominee forms, as referenced in the Company’s Sixth Amended and Restated Bylaws (the “Bylaws”) to be completed by each of the Nominees in connection with the delivery of Starboard’s notice of stockholder nominations (the “Nomination Documents”).

•	On December 30, 2021, the Company provided copies of the Nomination Documents.

•	On Sunday, January 2, 2022, the Company announced that the Annual Meeting would be held “as expeditiously as possible” on March 25, 2022 and as a result, curtailed the timeframe under the Bylaws for stockholders to submit nominations of director candidates to just ten (10) days from the announcement. In past years, Huntsman had typically held its Annual Meeting at the end of April or in early May, and provided stockholders thirty-one (31) days to submit director nominations or other stockholder proposals. In addition, the press release announced the appointment of two (2) new directors, Curtis E. Espeland and José Muñoz, and the retirement of three (3) incumbent directors, Nolan Archibald, M. Anthony Burns and Sir Robert Margetts, at the expiration of each of their terms immediately prior to the Annual Meeting, purportedly pursuant to the Company’s director retirement policy notwithstanding the fact that the Company had previously waived such policy for each of Messrs. Archibald and Burns for years. In addition, the press release announced that Wayne A. Reaud would be “stepping down from the Board at or before the 2023 Annual Meeting of Stockholders when he will reach the retirement age.”

•	Between January 3, 2022 and January 11, 2022:

o	Counsel for Starboard had several discussions with counsel for the Company requesting the Company’s agreement to the use of a universal proxy card in connection with the Annual Meeting, which the Company ultimately refused. Starboard requested the use of a universal proxy card because it is widely acknowledged as a governance best practice and offers stockholders the greatest flexibility to vote for their preferred mix of director nominees. The Board’s refusal to use a universal proxy card is also perplexing given that the SEC has already adopted rules requiring the use of a universal proxy card for all contested annual meeting elections after August 31, 2022.

o	Following the Company’s non-response to Starboard’s initial request on December 20, 2021 to work constructively with the Board on a refreshment, and the Company’s subsequent announcement to: (i) add two (2) directors to the Board; and (ii) shorten the timing of the Annual Meeting and the director nomination window, representatives of Starboard again contacted representatives of the Company to request a potential collaborative solution.

o	Representatives of the Company had a call with representatives of Starboard informing them that the Board would only be interested in interviewing James L. Gallogly and Sandra Beach Lin.

o	Starboard agreed to allow for the Company to interview each of Mr. Gallogly and Ms. Lin, with the understanding that Starboard would not find a proposed solution acceptable unless, at a minimum, two (2) of Starboard’s candidates were chosen for the Board.

o	In a separate call, Mr. Huntsman informed Mr. Smith that the Board would not be interested in meeting with Mr. Smith and would not be considering him as a potential director candidate.

o	Subsequent to the Board’s interviews with both Mr. Gallogly and Ms. Lin, the Company informed Starboard that David B. Sewell would be appointed to the Board immediately, but there would also be interest in having only Ms. Lin join the Board. Starboard informed the Company that it considered the Company’s proposal to be insufficient and not in the best interest of stockholders.

o	Mr. Smith requested that Mr. Huntsman speak with Mr. Gallogly, given Mr. Gallogly’s qualifications and significant interest in serving on the Board. Mr. Huntsman refused.

o	In a separate call, Mr. Smith requested to speak with Mr. Sewell and spoke with Mr. Sewell.

•	On January 11, 2022, the Company issued a press release announcing that it had appointed Mr. Sewell to the Board. Contrary to the January 3 announcement contemplating that Mr. Reaud would retire from the Board “at or before the 2023 Annual Meeting when he will reach the retirement age”, the Company announced that Mr. Reaud would be retiring from the Board at the end of his current term immediately before the Annual Meeting.

•

On January 12, 2022, Starboard delivered a letter to the Company, in accordance with the Company’s organizational documents, nominating Mr. Gallogly, Ms. Lin, Ms. Schnabel and Mr. Smith for election to the Board at the Annual Meeting (the “Nomination Notice”).

•	Also on January 12, 2022, Starboard issued a press release announcing its nomination of the Nominees and its delivery of a letter to Mr. Huntsman, with a copy to the Board. In the letter, Starboard expressed its frustration with the Company’s history of missed execution, unfulfilled promises and corporate governance deficiencies, including the Board’s recent reactive maneuvers that Starboard believes were designed to disenfranchise the Company’s stockholders. In the letter, Starboard reiterated its willingness to engage with the Company to find a mutually agreeable resolution.

•	Later on January 12, 2022, Starboard filed Amendment No. 1 to its Schedule 13D with the SEC announcing its nomination of the Nominees.

•	Also on January 12, 2022, the Company issued a press release in response to the nominations announced by Starboard.

•	On January 19, 2022, Starboard delivered a letter to the Company requesting the inspection of certain stockholder list materials and related information pursuant to Section 220 of the Delaware General Corporation Law (the “Books and Records Request”).
•	On January 20, 2022, Starboard filed its preliminary proxy statement with the SEC.
•	On January 26, 2022, the Company responded to Starboard’s Books and Records Request.
•	Also on January 26, 2022, the Company delivered a letter (the “Request Letter”) to Starboard responding to the Nomination Notice, which included numerous requests for additional information regarding Starboard and the Nominees as a result of purported questions that arose upon the Company’s review of the Nomination Notice and in connection with its prior interviews of Mr. Gallogly and Ms. Lin during what Starboard had thought were good faith settlement discussions with the Company. The Request Letter further alleges that the information requested by the Company is a condition to the nominations pursuant to the Nomination Notice being deemed properly brought before the Annual Meeting.

•	On February 1, 2022, Starboard delivered a letter to the Company responding to the Request Letter, stating that the Request Letter includes a substantial number of questions wholly unrelated to the Nominees’ eligibility and qualifications to serve on the Board and improperly seeks information that well exceeds Starboard’s disclosure obligations as a nominating stockholder. Starboard further expressed its concerns that the Company is attempting to use certain nominee interviews that were conducted in furtherance of trying to reach a mutual resolution as a back door to inappropriately extract additional information of the Nominees, thereby underscoring Starboard’s belief that the Board was not engaging in good faith negotiations with Starboard. Notwithstanding Starboard’s belief that the Request Letter serves no legitimate purpose other than an attempt to frustrate a stockholder’s long-standing right to nominate director candidates, Starboard voluntarily provided some clarifying information to further support the exemplary qualifications of the Nominees.

•	Also on February 1, 2022, the Company filed its preliminary proxy statement with the SEC.

•	On February 3, 2022, Starboard filed amendment no. 1 to its preliminary proxy statement with the SEC.

•	On February 10, 2022, Starboard filed this definitive proxy statement with the SEC.

REASONS FOR THE SOLICITATION

We believe Huntsman has significantly underperformed and has failed to create meaningful value for long-term stockholders. We believe this underperformance is the result of poor management execution, insufficient Board oversight, and lapses in corporate governance.

As background, Huntsman was founded as a family-owned company in the early 1970s, and conducted an Initial Public Offering (the “IPO”) in 2005. Over the past seventeen years as a publicly-traded entity, the Company’s key management and Board leadership roles have remained largely unchanged. CEO Peter Huntsman has been at the Company’s helm since 2000, while a majority of the Board’s leadership positions have, until very recently, been held by directors with decade-long tenures. As a result, we believe the Board and management team have had ample opportunity to execute against their vision for the Company, and demonstrate to stockholders that they are the right stewards of stockholder capital.

Unfortunately, we believe the Board has presided over years of poor operating performance, missed financial targets, and broken promises. Yearly restructuring initiatives have seemingly not led to meaningful Adjusted EBITDA margin improvement and we see little evidence that a decade-long sizeable valuation discount to peers has been addressed. Despite the Company’s disappointing financial track record, the Board has seemingly taken few actions to hold management accountable, and despite recent and reactionary changes to the Board, the Board has continued to make poor governance decisions.

We invested in Huntsman because we believe with greater urgency, accountability, and governance, the Company has the potential to be a best-in-class differentiated chemicals manufacturer given its strong market positions, diverse product portfolios, innovative chemistries and difficult to replicate manufacturing footprint. While our interactions over the past few months with both management and the Board have yielded several constructive commitments – more ambitious financial targets, more stockholder-friendly capital allocation decisions, and more aligned executive compensation plans – the Company’s recent maneuvering to shorten the stockholder nomination deadline, while abruptly appointing three (3) new directors to the Board during our ongoing engagement, lead us to question whether the Board has genuine intent to hold management accountable for those commitments. We believe stockholders deserve a Board that demands accountability and is committed to taking proactive measures with the best interests of stockholders in mind at all times. We are deeply concerned that continued complacency and deference to management will jeopardize the tremendous value creation opportunity we believe is possible at Huntsman.

We are therefore soliciting your support at the Annual Meeting to elect our four (4) highly qualified Nominees – James L. Gallogly, Sandra Beach Lin, Susan C. Schnabel and Jeffrey C. Smith - who we believe would not only bring significant and relevant experience to the Board, but also a commitment to demand accountability and promote a results-driven culture at Huntsman. The Nominees were carefully selected and possess skill sets in areas that we believe are directly relevant to Huntsman’s business and its current challenges and opportunities.

Long-Term Stockholders Have Suffered From Significant Stock Price Underperformance

Since the IPO, the Company’s stock price has significantly underperformed its Proxy Performance Peers, and both the chemicals and broader market indices.

The Company Has Repeatedly Missed Its Financial Commitments to Stockholders

Over the past decade, the Company has repeatedly made financial commitments to stockholders, and consistently failed to deliver on those commitments. In particular, the Company presented Adjusted EBITDA targets to stockholders at three sequential Investor Days – 2014, 2016, and 2018 – and failed to achieve all three targets.

At Huntsman’s 2014 Investor Day, the Company committed to achieving $2.0 billion of Adjusted EBITDA over the following two to three years. Unfortunately, Adjusted EBITDA declined by more than $350 million between 2014 and 2016, ending with only $1.1 billion, which was approximately 44% below the $2.0 billion target that had previously been presented to stockholders.

At Huntsman’s 2016 Investor Day, the Company believed it could achieve $1.7 billion of Adjusted EBITDA by the end of 2017 if conditions in its volatile titanium dioxide (“TiO2”) business were to normalize. However, setting the TiO2 business aside, the Company was confident that its remaining businesses could generate $1.3 billion of Adjusted EBITDA over the same time period. The TiO2 business was spun-off in mid-2017, and unfortunately, the remaining core business not only fell short of expectations, but would have performed significantly worse had it not been for a one-time $125 million benefit from a commodity price spike that management acknowledged was unlikely to reoccur.

At Huntsman’s 2018 Investor Day, the Company set a target for 10% Adjusted EBITDA CAGR over three years, and additionally outlined a plan to improve its share price by $27 over the same time frame, implying Huntsman stock should be worth $60 per share by the end of 2020. Unfortunately, even before the onset of the global pandemic, Adjusted EBITDA had already declined by over 20% between 2018 and 2019, and the Company’s stock price had declined from the low-$30s into the mid-$20s, which was well below the $60 price target implied at the Company’s 2018 Investor Day.

Collectively, we believe the Company’s years of missed execution and broken promises have severely eroded stockholder confidence, resulting in significant long-term stock price underperformance versus peers, and against the chemical and broader market indices. While we remain hopeful that the Company will achieve and exceed its new 2021 Investor Day targets, we are highly concerned that continued poor execution and lack of accountability will once again lead to stockholder disappointment. As a result, we not only strongly believe that further Board refreshment is necessary, but also believe our proposed nominees, who are highly experienced and qualified board members, are the right individuals needed to hold management accountable for achieving or exceeding the Company’s new financial targets.

We Believe the Board Has Not Fostered a Culture of Accountability

While we are certainly disappointed by the Company’s track record of poor execution, we believe such extended mediocrity has largely been enabled by the Board’s seeming indifference and unwillingness to demand accountability. A review of management’s historical short-term incentive compensation plans reveals a consistent disparity between the Board’s targets for management, and management’s commitments to stockholders.

For background, Adjusted EBITDA is a metric used to determine management’s short-term incentive compensation.2 As such, we would have expected the Board to set Adjusted EBITDA targets to reflect commitments made to stockholders at the Company’s various investor days. Unfortunately, the Board does not appear to have been interested in fostering a culture of accountability.

At Huntsman’s 2014 Investor Day, the Company committed to achieving $2.0 billion of Adjusted EBITDA within the next two to three years. However, by 2016, the Board’s Adjusted EBITDA target for management’s short-term compensation plan not only remained more than $500 million below the Company’s $2.0 billion target, but had also been lowered relative to the prior year.

At Huntsman’s 2016 Investor Day, the Company committed to achieving $1.4 - $1.7 billion of Adjusted EBITDA by 2017 ($1.3 billion of Adjusted EBITDA in the core Huntsman businesses and $100 - $400 million of Adjusted EBITDA in the TiO2 business). However, the Board again set targets far below what was promised to stockholders. In fact, the Board’s Adjusted EBITDA targets, which included contribution from the Company’s TiO2 business, were so modest that they were even lower than the ex-TiO2 Adjusted EBITDA target previously communicated to stockholders.

2 For clarity, the Company refers to Adjusted EBITDA as “Corporate Adjusted EBITDA” in its proxy filings when discussing short-term incentive compensation.

At Huntsman’s 2018 Investor Day, the Company committed to an Adjusted EBITDA CAGR of greater than 10% through 2020. Despite this commitment, and even before the impact of COVID was known, the Board had lowered its target for management to negative 2% CAGR versus the positive 10% CAGR that the Company had previously targeted. Once again, the Board seemed to demonstrate no intention of holding management accountable for the Company’s commitments to stockholders.

We are highly concerned by the Board’s tendency over many years to be undemanding of management. We believe this apparent inability or unwillingness to demand accountability has not only enabled the Company’s track record of poor execution, but also eroded the Company’s credibility with both stockholders and investment analysts. Further, we are highly concerned with the Board’s willingness to set internal compensation goals meaningfully below the Company’s publicly committed targets and believe there is a need for strong and capable independent Board members to improve Board oversight and accountability.

We Believe the Board’s Recent Actions Are Reactive and Serve to Disenfranchise Stockholders

We believe years of operational underperformance have created significant, deep-seated skepticism among the stockholder base, not only skepticism that the Company will finally begin to deliver on its commitments, but also skepticism that the Board will finally hold management accountable if it falters. While the Company has added new directors in recent years, we believe stockholders should be incredibly concerned by the Board’s recent actions and question whether new faces in the boardroom are simply perpetuating old stockholder-unfriendly tendencies.

By way of brief background, we had hoped to collaborate with the Company on a plan for Board refreshment to bring talented, objective, independent and fervent stockholder advocates into the boardroom. We had explained to the Company that the timing of such refreshment seemed appropriate as a number of long-tenured and highly conflicted incumbent directors were nearing or had already surpassed the Company’s mandated retirement age. However, rather than engage constructively with us despite our sincere efforts, the Board chose to react in a highly defensive manner, taking three distinct actions that we believe were intended to disenfranchise stockholders:

1.	The Board chose to quickly replace its most tenured members and suggested to stockholders that these replacements were part of a planned board refreshment process, a questionable claim when at least two outgoing members had previously been allowed to serve for years after exceeding the Board’s suggested retirement age.

2.	On Sunday, January 2, 2022, less than a week after the 31-day director nomination window for stockholders had opened, the Board maneuvered to abridge the nomination window from nearly a month to just ten (10) days. In continued poor form, the Company issued the press release notifying stockholders of such action on the Sunday after New Year’s Day, which we believe was deliberately timed with the hope of catching stockholders unaware or to further reduce the nominating window’s practical number of business days, or both.[3]

3.	The Board refused our repeated requests to allow stockholders the use of a universal proxy card despite the SEC having already adopted rules requiring the use of a universal proxy card for all contested annual meeting elections after August 31, 2022. The Board’s refusal to use a universal proxy card is especially perplexing because the use of a universal proxy card is widely acknowledged as a governance best practice and offers stockholders the greatest ability to vote for their preferred mix of director nominees. Further, we would note that the Board made its refusal to use a universal proxy card after the addition of its new nominees, and as such, we presume the new nominees were not only included in the Board’s decision-making, but were also supportive of straying from governance best practices.

Collectively, the Board’s recent stockholder-unfriendly actions have provided us further conviction that change is necessary. Stockholders deserve a Board that can provide proper independence, governance, and accountability, and we firmly believe that the Board, as currently constituted appears to lack the independent strength, skill, and experience to fervently represent the best interests of all stockholders.

We Believe Huntsman Needs a Reconstituted Board to Restore Credibility with Stockholders

Our goal is to create value for the benefit of all stockholders. We believe that Huntsman has the potential to become a best-in-class differentiated chemicals company. However, poor operational execution, insufficient accountability, and poor Board oversight have contributed to financial results that dramatically understate the intrinsic potential of the Company’s assets.

Over the past few months, Huntsman has not only presented stockholders with financial targets that seem to promise a better future, but has also asked stockholders to trust management and the Board to finally execute with excellence. We have no doubt that Huntsman’s assets are capable of much more than historical results might suggest, but we also believe that Huntsman needs better oversight and appropriate guidance to significantly improve its financial trajectory.

To this end, we are seeking to elect four (4) distinguished and well-qualified individuals to serve as directors of Huntsman. Over the coming weeks and months, we look forward to sharing our detailed views and plans for Huntsman, which will include, among others, plans to improve the Company’s operating performance and governance practices. If elected, our Nominees are prepared to work constructively with their fellow Board members to ensure accountability and improve operational execution in order to maximize value for all of Huntsman’s stockholders. We look forward to engaging with you as we approach the Annual Meeting.

__________________________

3 The initial director nomination deadline for the Annual Meeting was January 28, 2022, which was abridged pursuant to the Company’s Bylaws to January 12, 2022 following the Company’s announcement in a press release issued on January 2, 2022 that the Annual Meeting would be held more than 30 days earlier than the anniversary of the Company’s 2021 Annual Meeting of Stockholders.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of fourteen (14) directors, each with terms expiring at the Annual Meeting. The Company has announced that four (4) of is fourteen (14) directors, Nolan D. Archibald, M. Anthony Burns, Sir Robert J. Margetts and Wayne A. Reaud, will be retiring from the Board immediately before the Annual Meeting, meaning ten (10) directors will be up for election at the Annual Meeting.  We are seeking your support at the Annual Meeting to elect our four (4) Nominees, James L. Gallogly, Sandra Beach Lin, Susan C. Schnabel and Jeffrey C. Smith. Your vote to elect our Nominees will have the legal effect of replacing four (4) incumbent directors of the Company with our Nominees. If elected, our Nominees will represent a minority of the members of the Board and therefore it is not guaranteed that they will be able to implement any actions that they may believe are necessary to enhance stockholder value, including the implementation of our comprehensive plans for the Company, which we plan to release in the coming weeks. There is no assurance that any incumbent director will serve as a director if our Nominees are elected to the Board. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation” and below. This information has been furnished to us by the Nominees. All of the Nominees are citizens of the United States.

James L. Gallogly, age 69, is the former Chief Executive Officer of LyondellBasell Industries N.V. (NYSE: LYB), a global plastic, chemical and refining company, from May 2009 until his retirement in January 2015, where he also served as Chairman of the Management Board from May 2010 to January 2015. Prior to that, Mr. Gallogly held several executive roles at ConocoPhillips (NYSE: COP), an energy company, including Executive Vice President of Worldwide Exploration and Production from October 2008 to May 2009, and Executive Vice President of Refining, Marketing and Transportation, from April 2006 to October 2008. From 2000 to 2006, he was President and Chief Executive Officer of Chevron Phillips Chemical Company, LLC, a global plastics and chemical company. Mr. Gallogly began his career with Phillips Petroleum Company in 1980, serving in a variety of legal, financial and operational positions including Vice President of Plastics, Vice President of Olefins and Polyolefins and Senior Vice President of Chemicals and Plastics. Mr. Gallogly served on the board of directors of Continental Resources, Inc. (NYSE: CLR), a petroleum and natural gas exploration and production company, from May 2017 to May 2018, and E. I. du Pont de Nemours and Company (n/k/a DuPont de Nemours, Inc.)(NYSE: DD), a chemicals, agriculture and specialty products company, from February 2015 to August 2017. Mr. Gallogly serves as the Vice Chairman of the University Cancer Foundation Board of Visitors at the University of Texas M.D. Anderson Cancer Center. He previously served on the boards of the American Chemistry Council, the American Plastics Council, the National Petrochemical and Refiners Association, Junior Achievement of Southeast Texas and the American Petroleum Institute. Mr. Gallogly most recently served as the President of the University of Oklahoma, from July 2018 to May 2019, and is currently involved in philanthropy, ranching and private investing. Mr. Gallogly holds a B.A. from the University of Colorado at Colorado Springs and a J.D. from the University of Oklahoma. Mr. Gallogly is a graduate of the Advanced Executive Program at the Kellogg Graduate School of Management at Northwestern University.

Starboard believes Mr. Gallogly’s significant executive experience in the chemical industry and his knowledge of capital markets, environmental management, global business, corporate governance, portfolio assessment and business transformation, will make him a valued addition to the Board.

Sandra Beach Lin, age 63, currently serves as a member of the board of directors of each of Trinseo PLC (NYSE: TSE) (f/k/a Trinseo S.A.), a global materials solutions provider and manufacturer of plastics and latex binders with a focus on delivering innovative, sustainable, and value-creating products, since November 2019; Avient Corporation (NYSE: AVNT) (f/k/a PolyOne Corporation), a leading provider of specialized and sustainable material solutions, since May 2013; Interface Biologics Inc. (“Interface”), a privately held, commercial stage developer of innovative material science technologies for Medtech and Pharmaceutical applications, since October 2012; Ripple Therapeutics Inc., a therapeutics and drug delivery company and Interface spin-off, since January 2020; and American Electric Power Company, Inc. (NASDAQ: AEP), one of the largest electric energy companies in the United States, since July 2012. Previously, Ms. Lin served as President and Chief Executive Officer of Calisolar, Inc. (n/k/a Silicor Materials Inc.), a global leader in the production of solar silicon, from August 2010 to December 2011; Executive Vice President, then Corporate Executive Vice President of Celanese Corporation (NYSE: CE), a global hybrid chemical company, from 2007 to 2010; Group Vice President of Avery Dennison Corporation (NYSE: AVY), a global materials science company specializing in the design and manufacture of a wide variety of labeling and functional materials, from 2005 to 2007; President of Alcoa Closure Systems International, a division of Alcoa Incorporated, a global aluminum leader, from 2002 to 2005; and in various executive positions at Honeywell International Inc. (NASDAQ: HON), a diversified manufacturing and technology company, from 1994 to 2001. Ms. Lin previously served on the board of directors of WESCO International, Inc. (NYSE: WCC), a leading provider of business-to-business distribution, logistics services and supply chain solutions, from 2002 to May 2019. Ms. Lin received her MBA in Marketing and Policy and Control from the Stephen M. Ross School of Business at the University of Michigan and her BBA in General Management from the University of Toledo.

Starboard believes Ms. Lin’s extensive senior executive experience managing large global businesses in multiple industries and her experience as a public company director will make her a valuable addition to the Board.

Susan C. Schnabel, age 60, is the Co-Founder and Co-Managing Partner of aPriori Capital Partners L.P. (“aPriori Capital”), an independent leveraged buyout fund advisor created in connection with the spin-off of DLJ Merchant Banking Partners from Credit Suisse in 2014. Prior to forming aPriori Capital, Ms. Schnabel worked at Credit Suisse as a Managing Director in the Asset Management Division and Co-Head of DLJ Merchant Banking, from 1998 to 2014. Prior to that, Ms. Schnabel served as Chief Financial Officer of PetSmart, Inc. (formerly NASDAQ:PETM), a retail chain engaged in the sale of pet animal products and services. Currently, Ms. Schnabel serves as a member of the Board of Directors of Altice USA, Inc., an American cable television provider, since June 2021, and as the Chair of the Audit Committee of Kayne Anderson BDC, Inc., a closed-end, non-diversified management investment company that qualifies as a business development company, since October 2020. She previously served as a member of the Board of Directors of each of Versum Materials, Inc. (formerly NYSE: VSM), a leading electronic materials company, from September 2016 until it was acquired by Merck KGaA, Darmstadt, Germany in October 2019, STR Holdings, Inc. (NYSE: STRI), a provider of encapsulants to the solar industry, from 2007 to 2014, Neiman Marcus, a luxury department store chain, from October 2010 to October 2013, Pinnacle Gas Resources, Inc. (formerly NASDAQ: PINN) (n/k/a Summit Gas Resources, Inc.), an independent energy company, from 2005 to 2011, Rockwood Holdings, Inc. (formerly NYSE: ROC), a performance additives and titanium dioxide business, from 2004 to 2009, and Shoppers Drug Mart Corporation (TSX: SC), a Canadian retail pharmacy chain, from 2001 to 2004. She has also served on a number of other boards, including Visant Corp, Jostens Inc, Arcade Bioplan, Merrill Corp. (n/k/a Datasite), Deffenbaugh Industries, DeCrane Aircraft Holdings, Inc., Enduring Resources, LLC, Laramie Energy LLC, Target Media Partners and Total Safety USA. Ms. Schnabel also serves as a Trustee of Cornell University (Finance Committee and Investment Committee), as a member of each of the California Institute of Technology - Investment Committee, the US Olympic & Paralympic Foundation Board of Directors - Finance Committee, and formerly served on the Board of Directors of the Los Angeles Music Center Foundation - Treasurer and Investment Committee. In addition, Ms. Schnabel recently completed her term on The Harvard Business School Alumni Advisory Board where she served on the Executive Committee. Ms. Schnabel received her B.S. in Chemical Engineering from Cornell University and her MBA from Harvard Business School.

Starboard believes Ms. Schnabel’s substantial business experience, coupled with her extensive experience serving as a director of public and private companies will make her a valuable addition to the Board.

Jeffrey C. Smith, age 49, is a Managing Member, Chief Executive Officer and Chief Investment Officer of Starboard Value LP, a New York-based investment adviser with a focused and fundamental approach to investing primarily in publicly traded U.S. companies. Prior to founding Starboard Value LP in April 2011, Mr. Smith was a Partner Managing Director of Ramius LLC (“Ramius”), a subsidiary of the Cowen Group, Inc. (“Cowen”), and the Chief Investment Officer of the Ramius Value and Opportunity Master Fund Ltd. Mr. Smith was also a member of Cowen’s Operating Committee and Cowen’s Investment Committee. Prior to joining Ramius in January 1998, he served as Vice President of Strategic Development of The Fresh Juice Company, Inc. (formerly NASDAQ: FRSH). He currently serves as the Chair of the Board of Directors of Papa John’s International, Inc. (NASDAQ: PZZA), the world’s third-largest pizza delivery company, since joining the Board of Directors in February 2019 and as a member of the Board of Directors of Cyxtera Technologies, Inc. (NYSE: CYXT) (“Cyxtera”), a provider of data center colocation, enterprise bare metal, and interconnectivity services from a footprint of sixty-two data centers around the world, since July 2021. Mr. Smith was formerly the Chair of the Board of Directors of Starboard Value Acquisition Corp. (formerly NASDAQ: SVAC), a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, from November 2019 until it merged with Cyxtera in July 2021; Advance Auto Parts, Inc. (NYSE: AAP), one of the largest retailers of automotive replacement parts and accessories in the United States, from May 2016 to May 2020; Darden Restaurants, Inc. (NYSE: DRI), a multi-brand restaurant operator, from October 2014 to April 2016; and Phoenix Technologies Ltd. (formerly NASDAQ: PTEC), a provider of core systems software products, services, and embedded technologies, from November 2009 until the sale of the company to Marlin Equity Partners in November 2010. In addition, Mr. Smith previously served on the Board of Directors of a number of public companies, including: Perrigo Company plc (NYSE; TASE: PRGO), a leading global healthcare company, from February 2017 to August 2019; Yahoo! Inc. (formerly NASDAQ: YHOO), a web services provider, from April 2016 until its operating business was sold to Verizon Communications Inc. in June 2017; Quantum Corporation (NASDAQ: QMCO) (formerly NYSE: QTM), a global expert in data protection and big data management, from May 2013 to May 2015; Office Depot, Inc. (formerly NYSE: ODP) (n/k/a The ODP Corporation)(NASDAQ: ODP), an office supply company, from August 2013 to September 2014; Regis Corporation (NASDAQ: RGS), a global leader in beauty salons, hair restoration centers and cosmetology education, from October 2011 until October 2013; Surmodics, Inc. (NASDAQ: SRDX), a leading provider of drug delivery and surface modification technologies to the healthcare industry, from January 2011 to August 2012; Zoran Corporation (formerly NASDAQ: ZRAN), a provider of digital solutions in the digital entertainment and digital imaging market, from March 2011 until its merger with CSR plc in August 2011; Actel Corporation (formerly NASDAQ: ACTL), a provider of power management solutions, from March 2009 until its sale to Microsemi Corporation in October 2010; Kensey Nash Corporation (formerly NASDAQ: KNSY), a medical technology company, from December 2007 to February 2009; S1 Corporation (formerly NASDAQ: SONE), a provider of customer interaction software for financial and payment services, from May 2006 to September 2008; and The Fresh Juice Company, Inc., from 1996 until its sale to the Saratoga Beverage Group, Inc. in 1998. Mr. Smith began his career in the Mergers and Acquisitions department at Société Générale. Mr. Smith graduated from The Wharton School of Business at The University of Pennsylvania, where he received a B.S. in Economics.

Starboard believes Mr. Smith’s extensive knowledge of the capital markets, corporate finance, and public company governance practices, together with his significant public company board experience, would make him a valuable asset to the Board.

The principal business address of Mr. Gallogly is 4401 North Capital of Texas Highway, Austin, Texas 78746. The principal business address of Ms. Lin is 3754 Melville Circle, Flower Mound, Texas 75022. The principal business address of Ms. Schnabel is 3303 FarView Drive, Austin, Texas 78730. The principal business address of Mr. Smith is c/o Starboard Value LP, 777 Third Avenue, 18th Floor, New York, New York 10017.

As of the date hereof, Mr. Smith does not directly own beneficially or of record any securities of the Company. Mr. Smith, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed to beneficially own the 18,817,818 shares of Common Stock beneficially owned in the aggregate by Starboard as further explained elsewhere in this Proxy Statement. For information regarding transactions in securities of the Company during the past two years by Starboard, please see Schedule I attached hereto.

As of the date hereof, Mr. Gallogly directly beneficially owns 655 shares of Common Stock. For information regarding transactions in securities of the Company during the past two years by Mr. Gallogly, please see Schedule I.

As of the date hereof, Ms. Lin beneficially owns 1,332 shares of Common Stock held jointly with her spouse. For information regarding transactions in securities of the Company during the past two years by Ms. Lin, please see Schedule I.

As of the date hereof, Ms. Schnabel beneficially owns 1,000 shares of Common Stock held jointly with her spouse. For information regarding transactions in securities of the Company during the past two years by Ms. Schnabel, please see Schedule I.

Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard P GP, Starboard R LP, Starboard L Master, Starboard L GP, Starboard R GP, Starboard Echo II LLC, Starboard Leaders Fund, Starboard A LP, Starboard A GP, Starboard X Master, Starboard G LP, Starboard G GP, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, Mr. Feld and the Nominees (collectively, the “Group”) entered into a Joint Filing and Solicitation Agreement in which, among other things, (i) the Group agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Starboard V&O Fund, to the Board at the Annual Meeting, (ii) the Group agreed to take all other action the Group deems necessary or advisable to achieve the foregoing, and (iii) Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and Starboard Value LP through the Starboard Value LP Account agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Each of the Nominees, as a member of a “group” for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own the shares of Common Stock owned in the aggregate by the other members of the Group. Each of the Nominees specifically disclaims beneficial ownership of the shares of Common Stock owned by the other members of the Group. For information regarding transactions in securities of the Company during the past two years by the participants in this solicitation, see Schedule I.

Starboard V&O Fund has signed separate letter agreements with each of the Nominees (other than Mr. Smith) pursuant to which it and its affiliates have agreed to indemnify such Nominees against certain claims arising from the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Nominees in their capacities as directors of the Company, if so elected.

Starboard V&O Fund has signed compensation letter agreements (the “Compensation Letter Agreements”) with each of the Nominees (other than Ms. Lin and Mr. Smith), pursuant to which it has agreed to pay each of such Nominees: (i) $25,000 in cash as a result of the submission by Starboard V&O Fund of its nomination of each of such Nominees to the Company and (ii) $25,000 in cash upon the filing by Starboard V&O Fund of a definitive proxy statement with the SEC relating to the solicitation of proxies in favor of such Nominees’ election as directors of the Company. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed to use the after-tax proceeds from such compensation to acquire securities of the Company (the “Nominee Shares”) at such time that each of such Nominees shall determine, but in any event no later than fourteen (14) days after receipt of such compensation, subject to Starboard V&O Fund’s right to waive the requirement to purchase the Nominee Shares. Pursuant to the Compensation Letter Agreements, each of such Nominees has agreed not to sell, transfer or otherwise dispose of any Nominee Shares until the earliest to occur of (i) the Company’s appointment or nomination of such Nominee as a director of the Company, (ii) the date of any agreement with the Company in furtherance of such Nominee’s nomination or appointment as a director of the Company, (iii) Starboard V&O Fund’s withdrawal of its nomination of such Nominee for election as a director of the Company, and (iv) the date of the Annual Meeting; provided, however, in the event that the Company enters into a business combination with a third party, each of such Nominees, may sell, transfer or exchange the Nominee Shares in accordance with the terms of such business combination.

Starboard believes that each Nominee presently is, and if elected as a director of the Company, each of the Nominees would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Starboard acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Starboard acknowledges that if any Nominee is elected, the determination of the Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Other than as stated herein, and except for compensation received by Mr. Smith as an employee of Starboard Value LP, there are no arrangements or understandings between Starboard and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that any of the Nominees will be unable to stand for election, but, in the event any Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Bylaws and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, shares of Common Stock represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Starboard that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

NON-BINDING ADVISORY VOTE TO APPROVE THE

COMPENSATION OF HUNTSMAN’S NAMED EXECUTIVE OFFICERS

As disclosed in the Company’s proxy statement, under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote on a proposal to approve on an advisory (non-binding) basis, the compensation of the named executive officers. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement. Accordingly, the Company is asking stockholders to vote for the following resolution:

“RESOLVED, that the stockholders of Huntsman Corporation approve, on a non-binding advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and other related tables and disclosures.”

According to the Company’s proxy statement, the advisory vote on this proposal is not binding upon the Company, however, the Company’s Compensation Committee, which is responsible for designing and administering its executive compensation program, will consider the outcome of the vote when making future compensation decisions for its named executive officers.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm and to audit its consolidated financial statements for the fiscal year ending December 31, 2022. The Company is submitting its selection of Deloitte & Touche LLP to stockholders for ratification at the Annual Meeting. According to the Company’s proxy statement, if the selection of the independent registered public accounting firm is not ratified, the Audit Committee will reconsider its selection of Deloitte & Touche LLP for future years.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

PROPOSAL NO. 4

STOCKHOLDER PROPOSAL TO LOWER OWNERSHIP THRESHOLD FOR SPECIAL MEETING OF STOCKHOLDERS TO 10%

As discussed in further detail in the Company’s proxy statement, John Chevedden, a stockholder of the Company, has submitted a proposal to the Company which calls for the Board to take the steps necessary to lower the ownership threshold to 10% for stockholders of the Company to call a special meeting of stockholders. The text of Mr. Chevedden’s proposal follows:

“Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership to the fullest extent possible.

It is important to adopt this proposal because all Huntsman shares not held for one continuous year are 100% disqualified from formally participating in the call for a special shareholder meeting. Under this ill-conceived rule management discriminates against shareholders who bought Huntsman stock during the past 12 months.

Such shareholders are now second-class shareholders as far as having input to management. And shareholders who recently made the investment decision to buy Huntsman stock or increase their holdings can be the most informed shareholders.

This proposal is also more important to Huntsman shareholders because we do not have a right to act by written consent. Many companies provide for shareholders to have both the right to call a special shareholder meeting and a right to act by written consent.

Plus Huntsman shareholders gave 43%-support to a 2021 shareholder proposal to provide for a shareholder right to act by written consent. This 43%-support may have represented 51%-support from the shares that have access to independent proxy voting advice and are not forced to rely on biased management voting advice.

Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors with special expertise or independence that may be lacking in our current or future directors as was the case with the 3 new Exxon directors supported by the Engine No. 1 hedge fund at the 2021 Exxon annual meeting.

Our management is best served by providing the means for 10% of shareholders, who may have special expertise, to bring emerging opportunities or solutions to problems to the attention of management and all shareholders.

A reasonable shareholder right to call for a special shareholder meeting can make shareholder engagement meaningful. If management is insincere in its shareholder engagement, a right for shareholders to call for a special meeting can make management think twice about insincerity.

It is important to remember that management can abruptly discontinue any shareholder engagement program if it fails to give mostly cheerleading input to management. A more reasonable shareholder right to call for a special shareholder meeting will help ensure that management engages with shareholders in good faith because shareholders will have a viable Plan B as an option.

Please vote yes:

Special Shareholder Meeting Improvement—Proposal 4”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

According to the Company’s proxy statement, holders of Common Stock are entitled to one vote for each share of Common Stock held of record on the Record Date with respect to each matter to be acted on at the Annual Meeting. Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Starboard believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the Common Stock.

Shares of Common Stock represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees and FOR the election of the Company’s nominees other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan, AGAINST the advisory (non-binding) proposal concerning the Company’s executive compensation program, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, FOR the stockholder proposal to lower the ownership threshold for special meetings of stockholders to 10%, and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting, as described herein.

The Board is currently composed of fourteen (14) directors, each with terms expiring at the Annual Meeting. The Company has announced that four (4) of the Company’s fourteen (14) directors will be retiring from the Board immediately before the Annual Meeting, meaning ten (10) directors will be up for election at the Annual Meeting. This Proxy Statement is soliciting proxies to elect our four (4) Nominees. To the extent that ten (10) directors are up for election at the Annual Meeting, stockholders who vote on the enclosed BLUE proxy card will also have the opportunity to vote for the candidates who have been nominated by the Company other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan. Stockholders will therefore be able to vote for the total number of directors up for election at the Annual Meeting. Under applicable proxy rules, we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing stockholders to vote for fewer than all of the Company’s nominees, which enables a stockholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees.  In the event that some of our Nominees are elected, there can be no assurance that the Company’s nominees who get the most votes and are elected to the Board will choose to serve on the Board with the Nominees who are elected.

While we currently intend to vote all of the Starboard Group Shares in favor of the election of the Nominees, we reserve the right to vote some or all of the Starboard Group Shares for some or all of the Company’s director nominees, as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand, however, that all shares of Common Stock represented by the enclosed BLUE proxy card will be voted at the Annual Meeting as marked.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting under the Company’s Bylaws and Delaware Law. A majority of the voting power of all outstanding shares of Common Stock entitled to vote in the election of directors, properly represented in person or by proxy, is required for a quorum at the Annual Meeting.

Abstentions, withhold votes and “broker non-votes” are counted as shares present and entitled to vote for purposes of determining a quorum. However, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals.

If you are a stockholder of record, you must deliver your vote by mail, the Internet, by telephone or attend the Annual Meeting in order to be counted in the determination of a quorum.

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ The Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections. As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, so the ten (10) director nominees who receive the most affirmative votes at the Annual Meeting will be elected to the Board. You may not cumulate your votes in the election of directors. Abstentions, withhold votes, and any broker non-votes will have no effect on the outcome of this proposal.

Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, the vote to approve, on an advisory basis, the compensation of the Company’s named executive officers requires the approval of a majority of the voting power of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares present in person or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Ratification of the Appointment of Accounting Firm ─ According to the Company’s proxy statement, the proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “Against” the proposal and any broker non-votes will have no effect on the outcome of this proposal.

Stockholder Proposal to Lower Ownership Threshold to Call a Special Meeting ─ According to the Company’s proxy statement, the vote to approve the stockholder proposal requires the affirmative vote of a majority of the voting power of the shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares present in person or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the Annual Meeting. If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Starboard’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company at 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Starboard in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Starboard. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Starboard V&O Fund has entered into an agreement with Okapi Partners for solicitation and advisory services in connection with this solicitation, for which Okapi Partners will receive a fee not to exceed $425,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi Partners will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Starboard V&O Fund has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Starboard V&O Fund will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Okapi Partners will employ approximately 30 persons to solicit stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Starboard. Costs of this solicitation of proxies are currently estimated to be approximately $1,300,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Starboard estimates that through the date hereof its expenses in furtherance of, or in connection with, the solicitation are approximately $700,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any solicitation. Starboard may seek reimbursement from the Company of all expenses it incurs in connection with this solicitation but does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees and the members of Starboard are participants in this solicitation. The principal business of Starboard V&O Fund is serving as a private investment fund. Starboard V&O Fund has been formed for the purpose of making equity investments and, on occasion, taking an active role in the management of portfolio companies in order to enhance stockholder value. Each of Starboard S LLC, a Delaware limited liability company, Starboard C LP, a Delaware limited partnership, Starboard P LP, a Cayman Islands exempted limited partnership, Starboard L Master, a Cayman Islands exempted limited partnership, Starboard Echo II LLC, a Delaware limited liability company, Starboard X Master, a Cayman Islands exempted company, and Starboard G LP, a Delaware limited partnership, has been formed for the purpose of investing in securities and engaging in all related activities and transactions. Starboard Value LP, a Delaware limited partnership, provides investment advisory and management services and acts as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and the Starboard Value LP Account and as the manager of Starboard S LLC. The principal business of Starboard P GP, a Delaware limited liability company, is serving as the general partner of Starboard P LP. The principal business of Starboard R LP, a Delaware limited partnership, is serving as the general partner of Starboard C LP and the managing member of Starboard P GP. The principal business of Starboard L GP, a Delaware limited partnership, is serving as the general partner of Starboard L Master. The principal business of Starboard R GP, a Delaware limited liability company, is serving as the general partner of Starboard R LP and Starboard L GP. The principal business of Starboard Leaders Fund, a Delaware limited partnership, is serving as a member of Starboard Echo II LLC. The principal business of Starboard A LP, a Delaware limited partnership, is serving as the general partner of Starboard Leaders Fund and the managing member of Starboard Echo II LLC and Starboard G GP. The principal business of Starboard A GP, a Delaware limited liability company, is serving as the general partner of Starboard A LP. The principal business of Starboard G GP, a Delaware limited liability company, is serving as the general partner of Starboard G LP. The principal business of Starboard Value GP, a Delaware limited liability company, is providing a full range of investment advisory, pension advisory and management services and serving as the general partner of Starboard Value LP. The principal business of Principal Co, a Delaware limited partnership, is providing investment advisory and management services. Principal Co is a member of Starboard Value GP. Principal GP, a Delaware limited liability company, serves as the general partner of Principal Co. Messrs. Smith and Feld serve as members of Principal GP and the members of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Messrs. Smith and Feld are citizens of the United States of America.

The address of the principal office of each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard P GP, Starboard R LP, Starboard L Master, Starboard L GP, Starboard R GP, Starboard Echo II LLC, Starboard Leaders Fund, Starboard A LP, Starboard A GP, Starboard X Master, Starboard G LP, Starboard G GP, Starboard Value LP, Starboard Value GP, Principal Co, Principal GP, and Messrs. Smith and Feld is 777 Third Avenue, 18th Floor, New York, New York 10017.

As of the date hereof, Starboard V&O Fund beneficially owns 8,174,516 shares of Common Stock. As of the date hereof, Starboard S LLC beneficially owns 1,390,834 shares of Common Stock. As of the date hereof, Starboard C LP beneficially owns 830,599 shares of Common Stock. As of the date hereof, Starboard P LP beneficially owns 1,267,328 shares of Common Stock. As of the date hereof, Starboard L Master beneficially owns 581,804 shares of Common Stock. As of the date hereof, Starboard Echo II LLC beneficially owns 190,258 shares of Common Stock. As of the date hereof, Starboard X Master beneficially owns 1,787,656 shares of Common Stock. As of the date hereof, Starboard G LP beneficially owns 2,727,115 shares of Common Stock. As of the date hereof, 1,867,708 shares of Common Stock were held in a certain account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard P GP, as the general partner of Starboard P LP, may be deemed the beneficial owner of the 1,267,328 shares owned by Starboard P LP. Starboard R LP, as the general partner of Starboard C LP and the managing member of Starboard P GP, may be deemed the beneficial owner of the (i) 830,599 shares owned by Starboard C LP and (ii) 1,267,328 shares owned by Starboard P LP. Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 581,804 shares owned by Starboard L Master. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of the (i) 830,599 shares owned by Starboard C LP, (ii) 1,267,328 shares owned by Starboard P LP and (iii) 581,804 shares owned by Starboard L Master. Starboard Leaders Fund, as a member of Starboard Echo II LLC, may be deemed the beneficial owner of the 190,258 shares owned by Starboard Echo II LLC. Starboard A LP, as the general partner of Starboard Leaders Fund and the managing member of Starboard Echo II LLC and Starboard G GP, may be deemed the beneficial owner of the (i) 190,258 shares owned by Starboard Echo II LLC and (ii) 2,727,115 shares owned by Starboard G LP. Starboard A GP, as the general partner of Starboard A LP, may be deemed the beneficial owner of the (i) 190,258 shares owned by Starboard Echo II LLC and (ii) 2,727,115 shares owned by Starboard G LP. Starboard G GP, as the general partner of Starboard G LP, may be deemed the beneficial owner of the 2,727,115 shares owned by Starboard G LP. Starboard Value LP, as the investment manager of Starboard V&O Fund, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of the (i) 8,174,516 shares beneficially owned by Starboard V&O Fund, (ii) 1,390,834 shares owned by Starboard S LLC, (iii) 830,599 shares owned by Starboard C LP, (iv) 1,267,328 shares owned by Starboard P LP, (v) 581,804 shares owned by Starboard L Master, (vi) 190,258 shares owned by Starboard Echo II LLC, (vii) 1,787,656 shares owned by Starboard X Master, (viii) 2,727,115 shares owned by Starboard G LP and (ix) 1,867,708 shares held in the Starboard Value LP Account. Starboard Value GP, as the general partner of Starboard Value LP, may be deemed the beneficial owner of the (i) 8,174,516 shares beneficially owned by Starboard V&O Fund, (ii) 1,390,834 shares owned by Starboard S LLC, (iii) 830,599 shares owned by Starboard C LP, (iv) 1,267,328 shares owned by Starboard P LP, (v) 581,804 shares owned by Starboard L Master, (vi) 190,258 shares owned by Starboard Echo II LLC, (vii) 1,787,656 shares owned by Starboard X Master, (viii) 2,727,115 shares owned by Starboard G LP and (ix) 1,867,708 shares held in the Starboard Value LP Account. Principal Co, as a member of Starboard Value GP, may be deemed the beneficial owner of the (i) 8,174,516 shares beneficially owned by Starboard V&O Fund, (ii) 1,390,834 shares owned by Starboard S LLC, (iii) 830,599 shares owned by Starboard C LP, (iv) 1,267,328 shares owned by Starboard P LP, (v) 581,804 shares owned by Starboard L Master, (vi) 190,258 shares owned by Starboard Echo II LLC, (vii) 1,787,656 shares owned by Starboard X Master, (viii) 2,727,115 shares owned by Starboard G LP and (ix) 1,867,708 shares held in the Starboard Value LP Account. Principal GP, as the general partner of Principal Co, may be deemed the beneficial owner of the (i) 8,174,516 shares beneficially owned by Starboard V&O Fund, (ii) 1,390,834 shares owned by Starboard S LLC, (iii) 830,599 shares owned by Starboard C LP, (iv) 1,267,328 shares owned by Starboard P LP, (v) 581,804 shares owned by Starboard L Master, (vi) 190,258 shares owned by Starboard Echo II LLC, (vii) 1,787,656 shares owned by Starboard X Master, (viii) 2,727,115 shares owned by Starboard G LP and (ix) 1,867,708 shares held in the Starboard Value LP Account. Each of Messrs. Smith and Feld, as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of the (i) 8,174,516 shares beneficially owned by Starboard V&O Fund, (ii) 1,390,834 shares owned by Starboard S LLC, (iii) 830,599 shares owned by Starboard C LP, (iv) 1,267,328 shares owned by Starboard P LP, (v) 581,804 shares owned by Starboard L Master, (vi) 190,258 shares owned by Starboard Echo II LLC, (vii) 1,787,656 shares owned by Starboard X Master, (viii) 2,727,115 shares owned by Starboard G LP and (ix) 1,867,708 shares held in the Starboard Value LP Account. Messrs. Smith and Feld share voting and dispositive power with respect to the 18,817,818 shares of Common Stock beneficially owned in the aggregate by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and held in the Starboard Value LP Account.

Each participant in this solicitation, as a member of a “group” with the other participants for the purposes of Section 13(d)(3) of the Exchange Act, may be deemed to beneficially own the 18,820,805 shares of Common Stock owned in the aggregate by all of the participants in this solicitation. Each participant in this solicitation disclaims beneficial ownership of the shares of Common Stock he, she or it does not directly own. For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

The shares of Common Stock owned directly by each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and Starboard Value LP through the Starboard Value LP Account were purchased with working capital (which may, at any given time, include margin loans made by brokerage firms in the ordinary course of business) in open market purchases, except as otherwise set forth in Schedule I.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master and Starboard Value LP through the Starboard Value LP Account previously entered into forward purchase contracts with Bank of America as the counterparty providing for the purchase of shares of Common Stock (the “BA Forward Contracts”). Each of the BA Forward Contracts had a final valuation date of September 6, 2022, however, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master and Starboard Value LP through the Starboard Value LP Account had the ability to elect early settlement after serving notice to the counter-party of such intention at least two scheduled trading days in advance of the desired early final valuation date. The BA Forward Contracts provided for physical settlement. Until the settlement date, none of the BA Forward Contracts gave Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master or Starboard Value LP through the Starboard Value LP Account voting and dispositive control over the shares of Common Stock to which the BA Forward Contracts related. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master and Starboard Value LP through the Starboard Value LP Account exercised the BA Forward Contracts. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master, Starboard X Master and Starboard Value LP through the Starboard Value LP Account is no longer a party to the BA Forward Contracts.

As set forth on Schedule I attached hereto, Starboard V&O Fund previously entered into forward purchase contracts with UBS as the counterparty providing for the purchase of shares of Common Stock (the “UBS Forward Contracts”). Each of the UBS Forward Contracts had a final valuation date of March 15, 2023, however, Starboard V&O Fund had the ability to elect early settlement after serving notice to the counter-party of such intention at least two scheduled trading days in advance of the desired early final valuation date. The UBS Forward Contracts provided for physical settlement. Until the settlement date, none of the UBS Forward Contracts gave Starboard voting or dispositive control over the shares of Common Stock to which the UBS Forward Contracts related. Starboard V&O Fund exercised the UBS Forward Contracts. Accordingly, Starboard V&O Fund is no longer a party to the UBS Forward Contracts.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously purchased exchange-listed American-style call options referencing an aggregate of 313,800 shares of Common Stock, 58,500 shares of Common Stock, 34,900 shares of Common Stock, 27,800 shares of Common Stock and 65,000 shares of Common Stock, respectively, which had an exercise price of $29.00 per share and expired on April 16, 2021. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master sold such call options prior to their expiration. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such call options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously purchased exchange-listed American-style call options referencing an aggregate of 313,800 shares of Common Stock, 58,500 shares of Common Stock, 34,900 shares of Common Stock, 27,800 shares of Common Stock and 65,000 shares of Common Stock, respectively, which had an exercise price of $28.99 per share and expired on April 16, 2021. Each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master sold such call options prior to their expiration. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such call options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short exchange-listed American-style put options referencing an aggregate of 125,500 shares of Common Stock, 23,400 shares of Common Stock, 14,000 shares of Common Stock, 11,100 shares of Common Stock and 26,000 shares of Common Stock, respectively, which had an exercise price of $25.00 per share and expired on April 16, 2021. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short exchange-listed American-style put options referencing an aggregate of 188,300 shares of Common Stock, 35,100 shares of Common Stock, 20,900 shares of Common Stock, 16,700 shares of Common Stock and 39,000 shares of Common Stock, respectively, which had an exercise price of $26.00 per share and expired on April 16, 2021. These put options expired worthless pursuant to their terms. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

As set forth on Schedule I attached hereto, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master previously sold short exchange-listed American-style put options referencing an aggregate of 100,500 shares of Common Stock, 18,600 shares of Common Stock, 11,000 shares of Common Stock, 8,900 shares of Common Stock and 21,000 shares of Common Stock, respectively, which had an exercise price of $29.00 per share and expired on May 21, 2021. These put options were assigned by the counterparties thereof and each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master thereby purchased an aggregate of 100,500 shares of Common Stock, 18,600 shares of Common Stock, 11,000 shares of Common Stock, 8,900 shares of Common Stock, and 21,000 shares of Common Stock, respectively. Accordingly, each of Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard L Master and Starboard X Master no longer has any exposure to such put options.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND ADDITIONAL INFORMATION

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement for the Annual Meeting, a stockholder who intends to propose business, including stockholder nominations for director candidates, at the 2023 Annual Meeting, other than pursuant to Rule 14a-8 of the Exchange Act or as provided in the “proxy access” provision under Section 2.8 of the Bylaws, must comply with the requirements set forth in the Bylaws. Among other things, a stockholder must give written notice to the Company of the intent to propose business for the 2023 Annual Meeting not earlier than the close of business on the 120th calendar day prior to the first anniversary of the date of the Annual Meeting nor later than the close of business on the 90th calendar day prior to the first anniversary of the Annual Meeting. Therefore, based upon the Annual Meeting date of March 25, 2022, Huntsman’s Corporate Secretary must receive notice of a stockholder’s intent to nominate directors or propose business for the 2023 Annual Meeting, no sooner than the close of business on November 25, 2022, and no later than the close of business on December 23, 2022. Notwithstanding the foregoing, if the date of the 2023 Annual Meeting is more than 30 calendar days before or more than 70 calendar days after the anniversary date of the Annual Meeting, then notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th calendar day prior to the date of the 2023 Annual Meeting and not later than the close of business on the later of the 90th calendar day prior to the date of the 2023 Annual Meeting and the 10th calendar day following the calendar day on which public announcement of the date of 2023 Annual Meeting is first made by the Company. To nominate a person to serve on the Board or propose other business, a stockholder must deliver proper notice to the Corporate Secretary (c/o Corporate Secretary, Huntsman Corporation, 10003 Woodloch Forest Drive, The Woodlands, Texas 77380 and to CorporateSecretary@huntsman.com).

The Company has not yet publicly disclosed the deadline for stockholders to submit a proposal for inclusion in the Company’s proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. Notwithstanding the foregoing, stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must typically be received at the principal offices of the Company not less than 120 days prior to the first anniversary of the mailing date of the proxy statement. As of the date of this Proxy Statement, the Company has not filed its definitive proxy statement for the Annual Meeting.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2023 Annual Meeting is based on information contained in the Company’s proxy statement for the Annual Meeting. The incorporation of this information in this Proxy Statement should not be construed as an admission by Starboard that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Starboard will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 24th Floor, New York, NY 10036, or call toll free at +1 (877) 629-6356. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

Starboard is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Starboard is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON RELIANCE ON RULE 14A-5(C). THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION. SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Starboard Value And Opportunity Master Fund Ltd

February 10, 2022

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

Purchase of Common Stock	33,000	01/07/2021
Purchase of Common Stock	33,000	01/07/2021
Purchase of Common Stock	13,200	01/14/2021
Purchase of Common Stock	13,200	01/14/2021
Purchase of Common Stock	26,400	01/26/2021
Purchase of Common Stock	26,400	01/26/2021
Purchase of Common Stock	19,800	01/27/2021
Purchase of Common Stock	19,800	01/27/2021
Purchase of Common Stock	6,600	01/28/2021
Purchase of Common Stock	6,600	01/28/2021
Purchase of Common Stock	33,000	01/29/2021
Purchase of Common Stock	33,000	01/29/2021
Purchase of Common Stock	13,275	02/01/2021
Purchase of Common Stock	13,275	02/01/2021
Purchase of Common Stock	26,550	02/02/2021
Purchase of Common Stock	26,550	02/02/2021
Purchase of Common Stock	13,275	02/04/2021
Purchase of Common Stock	13,275	02/04/2021
Purchase of Common Stock	32,391	02/09/2021
Purchase of Common Stock	32,391	02/09/2021
Purchase of Common Stock	7,434	02/10/2021
Purchase of Common Stock	7,434	02/10/2021
Purchase of Common Stock	13,275	02/25/2021
Purchase of Common Stock	13,275	02/25/2021
Purchase of Common Stock	26,550	02/26/2021
Purchase of Common Stock	26,550	02/26/2021
Purchase of Common Stock	13,275	03/03/2021
Purchase of Common Stock	13,275	03/03/2021
Purchase of Common Stock	28,702	03/04/2021
Purchase of Common Stock	28,701	03/04/2021
Sale of Common Stock	(105,914)	03/04/2021
Purchase of Forward Contract	105,914	03/04/2021
Purchase of Common Stock	6,882	03/05/2021
Purchase of Common Stock	6,883	03/05/2021
Sale of Common Stock	(158,920)	03/05/2021
Purchase of Forward Contract	158,920	03/05/2021
Sale of Common Stock	(158,934)	03/08/2021
Purchase of Forward Contract	158,934	03/08/2021
Sale of Common Stock	(105,957)	03/09/2021
Purchase of Forward Contract	105,957	03/09/2021
Purchase of Common Stock	6,897	03/10/2021

Purchase of Common Stock	6,896	03/10/2021
Sale of Common Stock	(47,732)	03/10/2021
Sale of Common Stock	(48,761)	03/10/2021
Purchase of Forward Contract	96,493	03/10/2021
Purchase of Common Stock	13,275	03/16/2021
Purchase of Common Stock	13,275	03/16/2021
Sale of Common Stock	(20,172)	03/17/2021
Sale of Common Stock	(20,171)	03/17/2021
Purchase of Forward Contract	40,343	03/17/2021
Sale of April 16, 2021 Put Option ($26.00 Strike Price)	(188,300)	03/19/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	188,300	03/19/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(188,300)	03/19/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	188,300	03/19/2021
Sale of April 16, 2021 Put Option ($25.00 Strike Price)	(125,500)	03/23/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	125,500	03/23/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(125,500)	03/23/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	125,500	03/23/2021
Sale of April 16, 2021 Call Option ($28.99 Strike Price)	(313,800)	04/16/2021
Sale of May 21, 2021 Put Option ($29.00 Strike Price)	(100,500)	05/12/2021
Acquisition of Common Stock Upon Assignment of May 21, 2021 Put Option ($29.00 Strike Price)	100,500	05/21/2021
Purchase of Forward Contract	54,300	06/01/2021
Purchase of Forward Contract	100,500	06/02/2021
Sale of Common Stock	(100,500)	06/02/2021
Purchase of Forward Contract	27,150	06/08/2021
Purchase of Forward Contract	54,300	06/09/2021
Purchase of Forward Contract	27,150	06/14/2021
Purchase of Forward Contract	27,150	06/15/2021
Purchase of Forward Contract	40,725	06/16/2021
Purchase of Forward Contract	135,750	06/17/2021
Purchase of Forward Contract	108,600	06/18/2021
Purchase of Forward Contract	27,150	06/21/2021
Purchase of Forward Contract	54,300	06/23/2021
Purchase of Forward Contract	108,600	06/24/2021
Purchase of Forward Contract	13,875	07/02/2021
Purchase of Forward Contract	41,850	07/06/2021
Purchase of Forward Contract	83,700	07/08/2021
Purchase of Forward Contract	27,900	07/16/2021
Purchase of Common Stock	74,738	07/21/2021
Purchase of Common Stock	74,738	07/21/2021

Purchase of Common Stock	34,875	07/22/2021
Purchase of Common Stock	34,875	07/22/2021
Purchase of Common Stock	13,950	07/23/2021
Purchase of Common Stock	13,950	07/23/2021
Purchase of Common Stock	4,927	07/26/2021
Purchase of Common Stock	4,926	07/26/2021
Purchase of Forward Contract	83,700	07/26/2021
Purchase of Forward Contract	83,700	07/27/2021
Purchase of Forward Contract	111,600	07/28/2021
Purchase of Forward Contract	85,500	08/02/2021
Purchase of Forward Contract	28,500	08/03/2021
Purchase of Forward Contract	57,000	08/04/2021
Purchase of Forward Contract	171,000	08/11/2021
Purchase of Forward Contract	114,000	08/12/2021
Purchase of Forward Contract	71,250	08/13/2021
Purchase of Forward Contract	142,500	08/16/2021
Purchase of Forward Contract	171,000	08/17/2021
Purchase of Forward Contract	14,250	08/18/2021
Purchase of Common Stock	131,429	08/18/2021
Purchase of Common Stock	131,429	08/18/2021
Purchase of Common Stock	117,946	08/19/2021
Purchase of Common Stock	117,946	08/19/2021
Purchase of Common Stock	7,125	08/20/2021
Purchase of Common Stock	7,125	08/20/2021
Purchase of Common Stock	3,306	08/23/2021
Purchase of Common Stock	3,306	08/23/2021
Purchase of Common Stock	6,954	08/23/2021
Purchase of Common Stock	6,954	08/23/2021
Purchase of Common Stock	127,395	08/23/2021
Purchase of Common Stock	127,395	08/23/2021
Purchase of Common Stock	186,675	08/24/2021
Purchase of Common Stock	186,675	08/24/2021
Purchase of Common Stock	9,971	08/27/2021
Purchase of Common Stock	9,971	08/27/2021
Purchase of Common Stock	2,195	08/27/2021
Purchase of Common Stock	2,194	08/27/2021
Purchase of Common Stock	85,500	08/27/2021
Purchase of Common Stock	85,500	08/27/2021
Purchase of Common Stock	3,363	08/30/2021
Purchase of Common Stock	3,363	08/30/2021
Purchase of Common Stock	34,946	08/30/2021
Purchase of Common Stock	34,946	08/30/2021
Purchase of Common Stock	8,550	08/31/2021
Purchase of Common Stock	8,550	08/31/2021
Purchase of Forward Contract	174,034	08/31/2021
Sale of Common Stock	(174,034)	08/31/2021
Purchase of Common Stock	38,446	08/31/2021
Purchase of Common Stock	38,446	08/31/2021
Sale of Common Stock	(173,854)	09/01/2021
Purchase of Common Stock	6,327	09/01/2021
Purchase of Common Stock	6,327	09/01/2021

Purchase of Forward Contract	173,854	09/01/2021
Purchase of Common Stock	85,197	09/01/2021
Purchase of Common Stock	85,197	09/01/2021
Purchase of Common Stock	84,429	09/02/2021
Purchase of Common Stock	84,428	09/02/2021
Purchase of Common Stock	29,247	09/03/2021
Purchase of Common Stock	29,248	09/03/2021
Purchase of Common Stock	42,750	09/07/2021
Purchase of Common Stock	42,750	09/07/2021
Purchase of Common Stock	131,791	09/08/2021
Purchase of Common Stock	131,791	09/08/2021
Purchase of Common Stock	19,693	09/09/2021
Purchase of Common Stock	19,693	09/09/2021
Purchase of Common Stock	93,591	09/09/2021
Purchase of Common Stock	93,591	09/09/2021
Purchase of Common Stock	14,250	09/09/2021
Purchase of Common Stock	14,250	09/09/2021
Purchase of Common Stock	151,360	09/10/2021
Purchase of Common Stock	151,360	09/10/2021
Purchase of Common Stock	21,375	09/13/2021
Purchase of Common Stock	21,375	09/13/2021
Purchase of Common Stock	78,969	09/13/2021
Purchase of Common Stock	78,969	09/13/2021
Purchase of Common Stock	78,375	09/14/2021
Purchase of Common Stock	78,375	09/14/2021
Purchase of Common Stock	7,125	09/14/2021
Purchase of Common Stock	7,125	09/14/2021
Purchase of Common Stock	42,496	09/15/2021
Purchase of Common Stock	268,575	09/15/2021
Sale of Common Stock	(150,000)	09/15/2021
Purchase of Forward Contract	150,000	09/15/2021
Purchase of Common Stock	219,687	09/16/2021
Purchase of Common Stock	164,766	09/16/2021
Purchase of Forward Contract	150,000	09/16/2021
Purchase of Forward Contract	100,000	09/16/2021
Sale of Common Stock	(150,000)	09/16/2021
Sale of Common Stock	(100,000)	09/16/2021
Sale of Common Stock	(250,000)	09/17/2021
Purchase of Forward Contract	250,000	09/17/2021
Purchase of Common Stock	264,998	09/17/2021
Purchase of Common Stock	64,533	09/17/2021
Purchase of Common Stock	178,496	09/20/2021
Purchase of Common Stock	68,652	09/20/2021
Purchase of Common Stock	302,071	09/20/2021
Purchase of Forward Contract	500,000	09/20/2021
Sale of Common Stock	(350,000)	09/20/2021
Sale of Common Stock	(150,000)	09/20/2021
Purchase of Common Stock	189,090	09/21/2021
Purchase of Common Stock	20,608	09/21/2021
Purchase of Forward Contract	250,000	09/21/2021
Sale of Common Stock	(250,000)	09/21/2021

Purchase of Common Stock	24,632	09/22/2021
Purchase of Common Stock	72,016	09/22/2021
Purchase of Common Stock	21,449	09/24/2021
Purchase of Common Stock	64,348	09/24/2021
Exercise of Forward Contract	1,400,000	12/28/2021
Exercise of Forward Contract	3,081,449	12/28/2021

STARBOARD VALUE AND OPPORTUNITY S LLC

Purchase of Common Stock	12,625	01/07/2021
Purchase of Common Stock	5,050	01/14/2021
Purchase of Common Stock	10,100	01/26/2021
Purchase of Common Stock	7,575	01/27/2021
Purchase of Common Stock	2,525	01/28/2021
Purchase of Common Stock	12,625	01/29/2021
Purchase of Common Stock	5,000	02/01/2021
Purchase of Common Stock	10,000	02/02/2021
Purchase of Common Stock	5,000	02/04/2021
Purchase of Common Stock	12,200	02/09/2021
Purchase of Common Stock	2,800	02/10/2021
Purchase of Common Stock	5,000	02/25/2021
Purchase of Common Stock	10,000	02/26/2021
Purchase of Common Stock	4,950	03/03/2021
Purchase of Common Stock	10,702	03/04/2021
Sale of Common Stock	(20,086)	03/04/2021
Purchase of Forward Contract	20,086	03/04/2021
Purchase of Common Stock	2,566	03/05/2021
Sale of Common Stock	(30,080)	03/05/2021
Purchase of Forward Contract	30,080	03/05/2021
Sale of Common Stock	(30,066)	03/08/2021
Purchase of Forward Contract	30,066	03/08/2021
Sale of Common Stock	(20,043)	03/09/2021
Purchase of Forward Contract	20,043	03/09/2021
Purchase of Common Stock	2,571	03/10/2021
Sale of Common Stock	(18,443)	03/10/2021
Purchase of Forward Contract	18,443	03/10/2021
Purchase of Common Stock	4,950	03/16/2021
Sale of Common Stock	(7,521)	03/17/2021
Purchase of Forward Contract	7,521	03/17/2021
Sale of April 16, 2021 Put Option ($26.00 Strike Price)	(35,100)	03/19/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	35,100	03/19/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(35,100)	03/19/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	35,100	03/19/2021
Sale of April 16, 2021 Put Option ($25.00 Strike Price)	(23,400)	03/23/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	23,400	03/23/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(23,400)	03/23/2021

Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	23,400	03/23/2021
Sale of April 16, 2021 Call Option ($28.99 Strike Price)	(58,500)	04/16/2021
Sale of May 21, 2021 Put Option ($29.00 Strike Price)	(18,600)	05/12/2021
Acquisition of Common Stock Upon Assignment of May 21, 2021 Put Option ($29.00 Strike Price)	18,600	05/21/2021
Purchase of Forward Contract	9,900	06/01/2021
Purchase of Forward Contract	18,600	06/02/2021
Sale of Common Stock	(18,600)	06/02/2021
Purchase of Forward Contract	4,950	06/08/2021
Purchase of Forward Contract	9,900	06/09/2021
Purchase of Forward Contract	4,950	06/14/2021
Purchase of Forward Contract	4,950	06/15/2021
Purchase of Forward Contract	7,425	06/16/2021
Purchase of Forward Contract	24,750	06/17/2021
Purchase of Forward Contract	19,800	06/18/2021
Purchase of Forward Contract	4,950	06/21/2021
Purchase of Forward Contract	9,900	06/23/2021
Purchase of Forward Contract	19,800	06/24/2021
Purchase of Forward Contract	2,400	07/02/2021
Purchase of Forward Contract	7,275	07/06/2021
Purchase of Forward Contract	14,550	07/08/2021
Purchase of Forward Contract	4,850	07/16/2021
Purchase of Common Stock	25,984	07/21/2021
Purchase of Common Stock	12,125	07/22/2021
Purchase of Common Stock	4,850	07/23/2021
Purchase of Common Stock	1,713	07/26/2021
Purchase of Forward Contract	14,550	07/26/2021
Purchase of Forward Contract	14,550	07/27/2021
Purchase of Forward Contract	19,400	07/28/2021
Purchase of Forward Contract	14,400	08/02/2021
Purchase of Forward Contract	4,800	08/03/2021
Purchase of Forward Contract	9,600	08/04/2021
Purchase of Forward Contract	28,800	08/11/2021
Purchase of Forward Contract	19,200	08/12/2021
Purchase of Forward Contract	12,000	08/13/2021
Purchase of Forward Contract	24,000	08/16/2021
Purchase of Forward Contract	28,800	08/17/2021
Purchase of Forward Contract	2,400	08/18/2021
Purchase of Common Stock	44,271	08/18/2021
Purchase of Common Stock	39,729	08/19/2021
Purchase of Common Stock	2,400	08/20/2021
Purchase of Common Stock	1,114	08/23/2021

Purchase of Common Stock	2,342	08/23/2021
Purchase of Common Stock	42,912	08/23/2021
Purchase of Common Stock	62,880	08/24/2021
Purchase of Common Stock	3,359	08/27/2021
Purchase of Common Stock	739	08/27/2021
Purchase of Common Stock	28,800	08/27/2021
Purchase of Common Stock	1,133	08/30/2021
Purchase of Common Stock	11,771	08/30/2021
Purchase of Common Stock	2,880	08/31/2021
Purchase of Forward Contract	29,437	08/31/2021
Sale of Common Stock	(29,437)	08/31/2021
Purchase of Common Stock	12,950	08/31/2021
Sale of Common Stock	(29,399)	09/01/2021
Purchase of Common Stock	2,131	09/01/2021
Purchase of Forward Contract	29,399	09/01/2021
Purchase of Common Stock	28,698	09/01/2021
Purchase of Common Stock	28,439	09/02/2021
Purchase of Common Stock	9,852	09/03/2021
Purchase of Common Stock	14,400	09/07/2021
Purchase of Common Stock	44,393	09/08/2021
Purchase of Common Stock	6,634	09/09/2021
Purchase of Common Stock	31,525	09/09/2021
Purchase of Common Stock	4,800	09/09/2021
Purchase of Common Stock	50,984	09/10/2021
Purchase of Common Stock	7,200	09/13/2021
Purchase of Common Stock	26,600	09/13/2021
Purchase of Common Stock	26,400	09/14/2021
Purchase of Common Stock	2,400	09/14/2021
Purchase of Common Stock	7,157	09/15/2021
Purchase of Common Stock	45,234	09/15/2021
Purchase of Common Stock	37,000	09/16/2021
Purchase of Common Stock	27,750	09/16/2021
Purchase of Common Stock	44,631	09/17/2021
Purchase of Common Stock	10,869	09/17/2021
Purchase of Common Stock	30,063	09/20/2021
Purchase of Common Stock	11,562	09/20/2021
Purchase of Common Stock	50,875	09/20/2021
Purchase of Common Stock	31,847	09/21/2021
Purchase of Common Stock	3,471	09/21/2021
Purchase of Common Stock	4,149	09/22/2021
Purchase of Common Stock	12,129	09/22/2021
Exercise of Forward Contract	546,525	12/28/2021

STARBOARD VALUE AND OPPORTUNITY C LP

Purchase of Common Stock	7,500	01/07/2021
Purchase of Common Stock	3,000	01/14/2021
Purchase of Common Stock	6,000	01/26/2021
Purchase of Common Stock	4,500	01/27/2021
Purchase of Common Stock	1,500	01/28/2021

Purchase of Common Stock	7,500	01/29/2021
Purchase of Common Stock	2,950	02/01/2021
Purchase of Common Stock	5,900	02/02/2021
Purchase of Common Stock	2,950	02/04/2021
Purchase of Common Stock	7,198	02/09/2021
Purchase of Common Stock	1,652	02/10/2021
Purchase of Common Stock	2,950	02/25/2021
Purchase of Common Stock	5,900	02/26/2021
Purchase of Common Stock	2,950	03/03/2021
Purchase of Common Stock	6,378	03/04/2021
Sale of Common Stock	(11,895)	03/04/2021
Purchase of Forward Contract	11,895	03/04/2021
Purchase of Common Stock	1,529	03/05/2021
Sale of Common Stock	(17,827)	03/05/2021
Purchase of Forward Contract	17,827	03/05/2021
Sale of Common Stock	(17,822)	03/08/2021
Purchase of Forward Contract	17,822	03/08/2021
Sale of Common Stock	(11,881)	03/09/2021
Purchase of Forward Contract	11,881	03/09/2021
Purchase of Common Stock	1,533	03/10/2021
Sale of Common Stock	(10,932)	03/10/2021
Purchase of Forward Contract	10,932	03/10/2021
Purchase of Common Stock	2,950	03/16/2021
Sale of Common Stock	(4,483)	03/17/2021
Purchase of Forward Contract	4,483	03/17/2021
Sale of April 16, 2021 Put Option ($26.00 Strike Price)	(20,900)	03/19/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	20,900	03/19/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(20,900)	03/19/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	20,900	03/19/2021
Sale of April 16, 2021 Put Option ($25.00 Strike Price)	(14,000)	03/23/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	14,000	03/23/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(14,000)	03/23/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	14,000	03/23/2021
Sale of April 16, 2021 Call Option ($28.99 Strike Price)	(34,900)	04/16/2021
Sale of May 21, 2021 Put Option ($29.00 Strike Price)	(11,000)	05/12/2021
Acquisition of Common Stock Upon Assignment of May 21, 2021 Put Option ($29.00 Strike Price)	11,000	05/21/2021
Purchase of Forward Contract	5,900	06/01/2021
Purchase of Forward Contract	11,000	06/02/2021
Sale of Common Stock	(11,000)	06/02/2021

Purchase of Forward Contract	2,950	06/08/2021
Purchase of Forward Contract	5,900	06/09/2021
Purchase of Forward Contract	2,950	06/14/2021
Purchase of Forward Contract	2,950	06/15/2021
Purchase of Forward Contract	4,425	06/16/2021
Purchase of Forward Contract	14,750	06/17/2021
Purchase of Forward Contract	11,800	06/18/2021
Purchase of Forward Contract	2,950	06/21/2021
Purchase of Forward Contract	5,900	06/23/2021
Purchase of Forward Contract	11,800	06/24/2021
Purchase of Forward Contract	1,425	07/02/2021
Purchase of Forward Contract	4,350	07/06/2021
Purchase of Forward Contract	8,700	07/08/2021
Purchase of Forward Contract	2,900	07/16/2021
Purchase of Common Stock	15,537	07/21/2021
Purchase of Common Stock	7,250	07/22/2021
Purchase of Common Stock	2,900	07/23/2021
Purchase of Common Stock	1,024	07/26/2021
Purchase of Forward Contract	8,700	07/26/2021
Purchase of Forward Contract	8,700	07/27/2021
Purchase of Forward Contract	11,600	07/28/2021
Purchase of Forward Contract	8,700	08/02/2021
Purchase of Forward Contract	2,900	08/03/2021
Purchase of Forward Contract	5,800	08/04/2021
Purchase of Forward Contract	17,400	08/11/2021
Purchase of Forward Contract	11,600	08/12/2021
Purchase of Forward Contract	7,250	08/13/2021
Purchase of Forward Contract	14,500	08/16/2021
Purchase of Forward Contract	17,400	08/17/2021
Purchase of Forward Contract	1,450	08/18/2021
Purchase of Common Stock	26,747	08/18/2021
Purchase of Common Stock	24,003	08/19/2021
Purchase of Common Stock	1,450	08/20/2021
Purchase of Common Stock	673	08/23/2021
Purchase of Common Stock	1,415	08/23/2021
Purchase of Common Stock	25,926	08/23/2021
Purchase of Common Stock	37,990	08/24/2021
Purchase of Common Stock	2,029	08/27/2021
Purchase of Common Stock	447	08/27/2021
Purchase of Common Stock	17,400	08/27/2021
Purchase of Common Stock	684	08/30/2021
Purchase of Common Stock	7,112	08/30/2021
Purchase of Common Stock	1,740	08/31/2021
Purchase of Forward Contract	17,756	08/31/2021
Sale of Common Stock	(17,756)	08/31/2021
Purchase of Common Stock	7,824	08/31/2021
Sale of Common Stock	(17,735)	09/01/2021
Purchase of Common Stock	1,265	09/01/2021
Purchase of Forward Contract	17,735	09/01/2021
Purchase of Common Stock	17,040	09/01/2021
Purchase of Common Stock	16,886	09/02/2021

Purchase of Common Stock	5,849	09/03/2021
Purchase of Common Stock	8,550	09/07/2021
Purchase of Common Stock	26,358	09/08/2021
Purchase of Common Stock	3,939	09/09/2021
Purchase of Common Stock	18,718	09/09/2021
Purchase of Common Stock	2,850	09/09/2021
Purchase of Common Stock	30,272	09/10/2021
Purchase of Common Stock	4,275	09/13/2021
Purchase of Common Stock	15,794	09/13/2021
Purchase of Common Stock	15,675	09/14/2021
Purchase of Common Stock	1,425	09/14/2021
Purchase of Common Stock	4,250	09/15/2021
Purchase of Common Stock	26,857	09/15/2021
Purchase of Common Stock	21,969	09/16/2021
Purchase of Common Stock	16,476	09/16/2021
Purchase of Common Stock	26,500	09/17/2021
Purchase of Common Stock	6,453	09/17/2021
Purchase of Common Stock	17,850	09/20/2021
Purchase of Common Stock	6,865	09/20/2021
Purchase of Common Stock	30,207	09/20/2021
Purchase of Common Stock	18,909	09/21/2021
Purchase of Common Stock	2,061	09/21/2021
Purchase of Common Stock	2,463	09/22/2021
Purchase of Common Stock	7,202	09/22/2021
Exercise of Forward Contract	326,981	12/28/2021

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

Purchase of Common Stock	6,000	01/07/2021
Purchase of Common Stock	2,400	01/14/2021
Purchase of Common Stock	4,800	01/26/2021
Purchase of Common Stock	3,600	01/27/2021
Purchase of Common Stock	1,200	01/28/2021
Purchase of Common Stock	6,000	01/29/2021
Purchase of Common Stock	2,350	02/01/2021
Purchase of Common Stock	4,700	02/02/2021
Purchase of Common Stock	2,350	02/04/2021
Purchase of Common Stock	5,734	02/09/2021
Purchase of Common Stock	1,316	02/10/2021
Purchase of Common Stock	2,350	02/25/2021
Purchase of Common Stock	4,700	02/26/2021
Purchase of Common Stock	2,350	03/03/2021
Purchase of Common Stock	5,081	03/04/2021
Sale of Common Stock	(9,495)	03/04/2021
Purchase of Forward Contract	9,495	03/04/2021
Purchase of Common Stock	1,218	03/05/2021
Sale of Common Stock	(14,227)	03/05/2021
Purchase of Forward Contract	14,227	03/05/2021
Sale of Common Stock	(14,222)	03/08/2021
Purchase of Forward Contract	14,222	03/08/2021
Sale of Common Stock	(9,481)	03/09/2021

Purchase of Forward Contract	9,481	03/09/2021
Purchase of Common Stock	1,221	03/10/2021
Sale of Common Stock	(8,724)	03/10/2021
Purchase of Forward Contract	8,724	03/10/2021
Purchase of Common Stock	2,350	03/16/2021
Sale of Common Stock	(3,571)	03/17/2021
Purchase of Forward Contract	3,571	03/17/2021
Sale of April 16, 2021 Put Option ($26.00 Strike Price)	(16,700)	03/19/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	16,700	03/19/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(16,700)	03/19/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	16,700	03/19/2021
Sale of April 16, 2021 Put Option ($25.00 Strike Price)	(11,100)	03/23/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	11,100	03/23/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(11,100)	03/23/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	11,100	03/23/2021
Sale of April 16, 2021 Call Option ($28.99 Strike Price)	(27,800)	04/16/2021
Sale of May 21, 2021 Put Option ($29.00 Strike Price)	(8,900)	05/12/2021
Acquisition of Common Stock Upon Assignment of May 21, 2021 Put Option ($29.00 Strike Price)	8,900	05/21/2021
Purchase of Forward Contract	4,800	06/01/2021
Purchase of Forward Contract	8,900	06/02/2021
Sale of Common Stock	(8,900)	06/02/2021
Purchase of Forward Contract	2,400	06/08/2021
Purchase of Forward Contract	4,800	06/09/2021
Purchase of Forward Contract	2,400	06/14/2021
Purchase of Forward Contract	2,400	06/15/2021
Purchase of Forward Contract	3,600	06/16/2021
Purchase of Forward Contract	12,000	06/17/2021
Purchase of Forward Contract	9,600	06/18/2021
Purchase of Forward Contract	2,400	06/21/2021
Purchase of Forward Contract	4,800	06/23/2021
Purchase of Forward Contract	9,600	06/24/2021
Purchase of Forward Contract	1,175	07/02/2021
Purchase of Forward Contract	3,000	07/06/2021
Purchase of Forward Contract	6,000	07/08/2021
Purchase of Forward Contract	2,000	07/16/2021
Purchase of Common Stock	10,715	07/21/2021
Purchase of Common Stock	5,000	07/22/2021
Purchase of Common Stock	2,000	07/23/2021
Purchase of Common Stock	706	07/26/2021

Purchase of Forward Contract	6,000	07/26/2021
Purchase of Forward Contract	6,000	07/27/2021
Purchase of Forward Contract	8,000	07/28/2021
Purchase of Forward Contract	6,000	08/02/2021
Purchase of Forward Contract	2,000	08/03/2021
Purchase of Forward Contract	4,000	08/04/2021
Purchase of Forward Contract	12,000	08/11/2021
Purchase of Forward Contract	8,000	08/12/2021
Purchase of Forward Contract	5,000	08/13/2021
Purchase of Forward Contract	10,000	08/16/2021
Purchase of Forward Contract	12,000	08/17/2021
Purchase of Forward Contract	1,000	08/18/2021
Purchase of Common Stock	18,446	08/18/2021
Purchase of Common Stock	16,554	08/19/2021
Purchase of Common Stock	1,000	08/20/2021
Purchase of Common Stock	464	08/23/2021
Purchase of Common Stock	976	08/23/2021
Purchase of Common Stock	17,880	08/23/2021
Purchase of Common Stock	26,200	08/24/2021
Purchase of Common Stock	1,399	08/27/2021
Purchase of Common Stock	308	08/27/2021
Purchase of Common Stock	12,000	08/27/2021
Purchase of Common Stock	472	08/30/2021
Purchase of Common Stock	4,905	08/30/2021
Purchase of Common Stock	1,200	08/31/2021
Purchase of Forward Contract	12,246	08/31/2021
Sale of Common Stock	(12,246)	08/31/2021
Purchase of Common Stock	5,396	08/31/2021
Sale of Common Stock	(12,231)	09/01/2021
Purchase of Common Stock	888	09/01/2021
Purchase of Forward Contract	12,231	09/01/2021
Purchase of Common Stock	11,958	09/01/2021
Purchase of Common Stock	11,849	09/02/2021
Purchase of Common Stock	4,105	09/03/2021
Purchase of Common Stock	6,000	09/07/2021
Purchase of Common Stock	18,497	09/08/2021
Purchase of Common Stock	2,764	09/09/2021
Purchase of Common Stock	13,135	09/09/2021
Purchase of Common Stock	2,000	09/09/2021
Purchase of Common Stock	21,244	09/10/2021
Purchase of Common Stock	3,000	09/13/2021
Purchase of Common Stock	11,083	09/13/2021
Purchase of Common Stock	11,000	09/14/2021
Purchase of Common Stock	1,000	09/14/2021
Purchase of Common Stock	2,982	09/15/2021
Purchase of Common Stock	18,847	09/15/2021
Purchase of Common Stock	15,417	09/16/2021
Purchase of Common Stock	11,562	09/16/2021
Purchase of Common Stock	18,596	09/17/2021
Purchase of Common Stock	4,529	09/17/2021
Purchase of Common Stock	12,526	09/20/2021

Purchase of Common Stock	4,818	09/20/2021
Purchase of Common Stock	21,198	09/20/2021
Purchase of Common Stock	6,844	09/21/2021
Purchase of Common Stock	746	09/21/2021
Exercise of Forward Contract	244,072	12/28/2021

STARBOARD VALUE X MASTER FUND LTD

Purchase of Common Stock	13,625	01/07/2021
Purchase of Common Stock	5,450	01/14/2021
Purchase of Common Stock	10,900	01/26/2021
Purchase of Common Stock	8,175	01/27/2021
Purchase of Common Stock	2,725	01/28/2021
Purchase of Common Stock	13,625	01/29/2021
Purchase of Common Stock	5,450	02/01/2021
Purchase of Common Stock	10,900	02/02/2021
Purchase of Common Stock	5,450	02/04/2021
Purchase of Common Stock	13,298	02/09/2021
Purchase of Common Stock	3,052	02/10/2021
Purchase of Common Stock	5,450	02/25/2021
Purchase of Common Stock	10,900	02/26/2021
Purchase of Common Stock	5,500	03/03/2021
Purchase of Common Stock	11,891	03/04/2021
Sale of Common Stock	(21,810)	03/04/2021
Purchase of Forward Contract	21,810	03/04/2021
Purchase of Common Stock	2,852	03/05/2021
Sale of Common Stock	(32,746)	03/05/2021
Purchase of Forward Contract	32,746	03/05/2021
Sale of Common Stock	(32,756)	03/08/2021
Purchase of Forward Contract	32,756	03/08/2021
Sale of Common Stock	(21,838)	03/09/2021
Purchase of Forward Contract	21,838	03/09/2021
Purchase of Common Stock	2,857	03/10/2021
Sale of Common Stock	(20,093)	03/10/2021
Purchase of Forward Contract	20,093	03/10/2021
Purchase of Common Stock	5,500	03/16/2021
Sale of Common Stock	(8,357)	03/17/2021
Purchase of Forward Contract	8,357	03/17/2021
Sale of April 16, 2021 Put Option ($26.00 Strike Price)	(39,000)	03/19/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	39,000	03/19/2021
Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(39,000)	03/19/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	39,000	03/19/2021
Sale of April 16, 2021 Put Option ($25.00 Strike Price)	(26,000)	03/23/2021
Purchase of April 16, 2021 Call Option ($29.00 Strike Price)	26,000	03/23/2021

Sale of April 16, 2021 Call Option ($29.00 Strike Price)	(26,000)	03/23/2021
Purchase of April 16, 2021 Call Option ($28.99 Strike Price)	26,000	03/23/2021
Sale of April 16, 2021 Call Option ($28.99 Strike Price)	(65,000)	04/16/2021
Sale of May 21, 2021 Put Option ($29.00 Strike Price)	(21,000)	05/12/2021
Acquisition of Common Stock Upon Assignment of May 21, 2021 Put Option ($29.00 Strike Price)	21,000	05/21/2021
Purchase of Forward Contract	11,200	06/01/2021
Purchase of Forward Contract	21,000	06/02/2021
Sale of Common Stock	(21,000)	06/02/2021
Purchase of Forward Contract	5,600	06/08/2021
Purchase of Forward Contract	11,200	06/09/2021
Purchase of Forward Contract	5,600	06/14/2021
Purchase of Forward Contract	5,600	06/15/2021
Purchase of Forward Contract	8,400	06/16/2021
Purchase of Forward Contract	28,000	06/17/2021
Purchase of Forward Contract	22,400	06/18/2021
Purchase of Forward Contract	5,600	06/21/2021
Purchase of Forward Contract	11,200	06/23/2021
Purchase of Forward Contract	22,400	06/24/2021
Purchase of Forward Contract	2,725	07/02/2021
Purchase of Forward Contract	8,250	07/06/2021
Purchase of Forward Contract	16,500	07/08/2021
Purchase of Forward Contract	5,500	07/16/2021
Purchase of Common Stock	29,467	07/21/2021
Purchase of Common Stock	13,750	07/22/2021
Purchase of Common Stock	5,500	07/23/2021
Purchase of Common Stock	1,942	07/26/2021
Purchase of Forward Contract	16,500	07/26/2021
Purchase of Forward Contract	16,500	07/27/2021
Purchase of Forward Contract	22,000	07/28/2021
Purchase of Forward Contract	16,350	08/02/2021
Purchase of Forward Contract	5,450	08/03/2021
Purchase of Forward Contract	10,900	08/04/2021
Purchase of Forward Contract	32,700	08/11/2021
Purchase of Forward Contract	21,800	08/12/2021
Purchase of Forward Contract	13,625	08/13/2021
Purchase of Forward Contract	27,250	08/16/2021
Purchase of Forward Contract	32,700	08/17/2021
Purchase of Forward Contract	2,725	08/18/2021
Purchase of Common Stock	50,266	08/18/2021
Purchase of Common Stock	45,109	08/19/2021
Purchase of Common Stock	2,725	08/20/2021
Purchase of Common Stock	1,264	08/23/2021
Purchase of Common Stock	2,660	08/23/2021
Purchase of Common Stock	48,723	08/23/2021
Purchase of Common Stock	71,395	08/24/2021

Purchase of Common Stock	3,813	08/27/2021
Purchase of Common Stock	839	08/27/2021
Purchase of Common Stock	32,700	08/27/2021
Purchase of Common Stock	1,286	08/30/2021
Purchase of Common Stock	13,365	08/30/2021
Purchase of Common Stock	3,270	08/31/2021
Purchase of Forward Contract	33,416	08/31/2021
Sale of Common Stock	(33,416)	08/31/2021
Purchase of Common Stock	14,704	08/31/2021
Sale of Common Stock	(33,374)	09/01/2021
Purchase of Common Stock	2,420	09/01/2021
Purchase of Forward Contract	33,374	09/01/2021
Purchase of Common Stock	32,584	09/01/2021
Purchase of Common Stock	32,290	09/02/2021
Purchase of Common Stock	11,186	09/03/2021
Purchase of Common Stock	16,350	09/07/2021
Purchase of Common Stock	50,404	09/08/2021
Purchase of Common Stock	7,532	09/09/2021
Purchase of Common Stock	35,794	09/09/2021
Purchase of Common Stock	5,450	09/09/2021
Purchase of Common Stock	57,889	09/10/2021
Purchase of Common Stock	8,175	09/13/2021
Purchase of Common Stock	30,202	09/13/2021
Purchase of Common Stock	29,975	09/14/2021
Purchase of Common Stock	2,725	09/14/2021
Purchase of Common Stock	8,126	09/15/2021
Purchase of Common Stock	51,359	09/15/2021
Purchase of Common Stock	42,010	09/16/2021
Purchase of Common Stock	31,508	09/16/2021
Purchase of Common Stock	50,676	09/17/2021
Purchase of Common Stock	12,340	09/17/2021
Purchase of Common Stock	34,133	09/20/2021
Purchase of Common Stock	13,129	09/20/2021
Purchase of Common Stock	57,764	09/20/2021
Purchase of Common Stock	36,159	09/21/2021
Purchase of Common Stock	3,941	09/21/2021
Purchase of Common Stock	4,710	09/22/2021
Purchase of Common Stock	13,772	09/22/2021
Purchase of Common Stock	215,000	10/01/2021
Exercise of Forward Contract	614,065	12/28/2021

STARBOARD G FUND, LP

Purchase of Common Stock	281,589	09/16/2021
Purchase of Common Stock	211,192	09/16/2021
Purchase of Common Stock	339,666	09/17/2021
Purchase of Common Stock	82,717	09/17/2021
Purchase of Common Stock	228,791	09/20/2021
Purchase of Common Stock	87,996	09/20/2021
Purchase of Common Stock	387,185	09/20/2021
Purchase of Common Stock	291,673	09/21/2021

Purchase of Common Stock	31,788	09/21/2021
Purchase of Common Stock	57,659	09/22/2021
Purchase of Common Stock	168,578	09/22/2021
Purchase of Common Stock	206,037	09/23/2021
Purchase of Common Stock	53,948	09/24/2021
Purchase of Common Stock	161,843	09/24/2021
Purchase of Common Stock	136,453	09/27/2021
Purchase of Common Stock	281,589	09/16/2021

STARBOARD P FUND LP

Purchase of Common Stock	21,978	09/15/2021
Purchase of Common Stock	138,898	09/15/2021
Purchase of Common Stock	114,871	09/16/2021
Purchase of Common Stock	86,154	09/16/2021
Purchase of Common Stock	138,564	09/17/2021
Purchase of Common Stock	33,743	09/17/2021
Purchase of Common Stock	93,333	09/20/2021
Purchase of Common Stock	35,897	09/20/2021
Purchase of Common Stock	157,948	09/20/2021
Purchase of Common Stock	114,890	09/21/2021
Purchase of Common Stock	12,521	09/21/2021
Purchase of Common Stock	22,712	09/22/2021
Purchase of Common Stock	66,403	09/22/2021
Purchase of Common Stock	81,158	09/23/2021
Purchase of Common Stock	21,250	09/24/2021
Purchase of Common Stock	63,751	09/24/2021
Purchase of Common Stock	63,257	09/27/2021

STARBOARD ECHO II LLC

Purchase of Common Stock	3,468	09/15/2021
Purchase of Common Stock	21,915	09/15/2021
Purchase of Common Stock	18,124	09/16/2021
Purchase of Common Stock	13,592	09/16/2021
Purchase of Common Stock	21,861	09/17/2021
Purchase of Common Stock	5,324	09/17/2021
Purchase of Common Stock	14,725	09/20/2021
Purchase of Common Stock	5,664	09/20/2021
Purchase of Common Stock	24,919	09/20/2021
Purchase of Common Stock	18,126	09/21/2021
Purchase of Common Stock	1,975	09/21/2021
Purchase of Common Stock	3,583	09/22/2021
Purchase of Common Stock	10,476	09/22/2021
Purchase of Common Stock	12,805	09/23/2021
Purchase of Common Stock	3,353	09/24/2021
Purchase of Common Stock	10,058	09/24/2021
Purchase of Common Stock	290	09/27/2021

STARBOARD VALUE LP

(Through the Starboard Value LP Account)

Purchase of Common Stock	19,250	01/07/2021
Purchase of Common Stock	7,700	01/14/2021
Purchase of Common Stock	15,400	01/26/2021
Purchase of Common Stock	11,550	01/27/2021
Purchase of Common Stock	3,850	01/28/2021
Purchase of Common Stock	19,250	01/29/2021
Purchase of Common Stock	7,700	02/01/2021
Purchase of Common Stock	15,400	02/02/2021
Purchase of Common Stock	7,700	02/04/2021
Purchase of Common Stock	18,788	02/09/2021
Purchase of Common Stock	4,312	02/10/2021
Purchase of Common Stock	7,700	02/25/2021
Purchase of Common Stock	15,400	02/26/2021
Purchase of Common Stock	7,700	03/03/2021
Purchase of Common Stock	16,648	03/04/2021
Sale of Common Stock	(30,800)	03/04/2021
Purchase of Forward Contract	30,800	03/04/2021
Purchase of Common Stock	3,992	03/05/2021
Sale of Common Stock	(46,200)	03/05/2021
Purchase of Forward Contract	46,200	03/05/2021
Sale of Common Stock	(46,200)	03/08/2021
Purchase of Forward Contract	46,200	03/08/2021
Sale of Common Stock	(30,800)	03/09/2021
Purchase of Forward Contract	30,800	03/09/2021
Purchase of Common Stock	4,000	03/10/2021
Sale of Common Stock	(28,340)	03/10/2021
Purchase of Forward Contract	28,340	03/10/2021
Purchase of Common Stock	7,700	03/16/2021
Sale of Common Stock	(11,700)	03/17/2021
Purchase of Forward Contract	11,700	03/17/2021
Purchase of Forward Contract	13,900	06/01/2021
Purchase of Forward Contract	6,950	06/08/2021
Purchase of Forward Contract	13,900	06/09/2021
Purchase of Forward Contract	6,950	06/14/2021
Purchase of Forward Contract	6,950	06/15/2021
Purchase of Forward Contract	10,425	06/16/2021
Purchase of Forward Contract	34,750	06/17/2021
Purchase of Forward Contract	27,800	06/18/2021
Purchase of Forward Contract	6,950	06/21/2021
Purchase of Forward Contract	13,900	06/23/2021
Purchase of Forward Contract	27,800	06/24/2021
Purchase of Forward Contract	3,400	07/02/2021
Purchase of Forward Contract	10,275	07/06/2021
Purchase of Forward Contract	20,550	07/08/2021
Purchase of Forward Contract	6,850	07/16/2021
Purchase of Common Stock	36,699	07/21/2021
Purchase of Common Stock	17,125	07/22/2021
Purchase of Common Stock	6,850	07/23/2021
Purchase of Common Stock	2,419	07/26/2021
Sale of Common Stock	(60,674)	07/26/2021
Purchase of Forward Contract	60,674	07/26/2021

Purchase of Forward Contract	20,550	07/26/2021
Purchase of Forward Contract	20,550	07/27/2021
Purchase of Forward Contract	27,400	07/28/2021
Purchase of Forward Contract	19,050	08/02/2021
Purchase of Forward Contract	6,350	08/03/2021
Purchase of Forward Contract	12,700	08/04/2021
Purchase of Forward Contract	38,100	08/11/2021
Purchase of Forward Contract	25,400	08/12/2021
Purchase of Forward Contract	15,875	08/13/2021
Purchase of Forward Contract	31,750	08/16/2021
Purchase of Forward Contract	38,100	08/17/2021
Purchase of Forward Contract	3,175	08/18/2021
Purchase of Common Stock	58,567	08/18/2021
Purchase of Common Stock	52,558	08/19/2021
Purchase of Common Stock	3,175	08/20/2021
Purchase of Common Stock	1,473	08/23/2021
Purchase of Common Stock	3,099	08/23/2021
Purchase of Common Stock	56,769	08/23/2021
Purchase of Common Stock	83,185	08/24/2021
Purchase of Common Stock	4,443	08/27/2021
Purchase of Common Stock	978	08/27/2021
Purchase of Common Stock	38,100	08/27/2021
Purchase of Common Stock	1,499	08/30/2021
Purchase of Common Stock	15,572	08/30/2021
Purchase of Common Stock	3,810	08/31/2021
Purchase of Forward Contract	33,111	08/31/2021
Sale of Common Stock	(33,111)	08/31/2021
Purchase of Common Stock	17,132	08/31/2021
Sale of Common Stock	(33,407)	09/01/2021
Purchase of Common Stock	2,842	09/01/2021
Purchase of Forward Contract	33,407	09/01/2021
Purchase of Common Stock	38,264	09/01/2021
Purchase of Common Stock	37,918	09/02/2021
Purchase of Common Stock	13,136	09/03/2021
Purchase of Common Stock	19,200	09/07/2021
Purchase of Common Stock	59,190	09/08/2021
Purchase of Common Stock	8,845	09/09/2021
Purchase of Common Stock	42,034	09/09/2021
Purchase of Common Stock	6,400	09/09/2021
Purchase of Common Stock	67,979	09/10/2021
Purchase of Common Stock	9,600	09/13/2021
Purchase of Common Stock	35,466	09/13/2021
Purchase of Common Stock	35,200	09/14/2021
Purchase of Common Stock	3,200	09/14/2021
Purchase of Common Stock	9,543	09/15/2021
Purchase of Common Stock	60,312	09/15/2021
Purchase of Common Stock	49,333	09/16/2021
Purchase of Common Stock	37,000	09/16/2021
Purchase of Common Stock	59,508	09/17/2021
Purchase of Common Stock	14,492	09/17/2021
Purchase of Common Stock	67,833	09/20/2021

Purchase of Common Stock	40,083	09/20/2021
Purchase of Common Stock	15,417	09/20/2021
Purchase of Common Stock	42,462	09/21/2021
Purchase of Common Stock	4,628	09/21/2021
Purchase of Common Stock	5,092	09/22/2021
Purchase of Common Stock	14,888	09/22/2021
Exercise of Forward Contract	791,582	01/10/2022

JAMES L. GALLOGLY

Purchase of Common Stock	655	01/18/2022

SANDRA BEACH LIN

Purchase of Common Stock	1,332*	01/19/2022

SUSAN C. SCHNABEL

Purchase of Common Stock	1,000*	01/24/2022

_____________________

* Represents a transaction in an account jointly held by the nominee and her spouse.

SCHEDULE II

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the date of this Proxy Statement, the Company has not yet filed its definitive proxy statement for the Annual Meeting with the SEC. Once the Company files its definitive proxy statement, we intend to supplement this Proxy Statement and file revised definitive materials with the SEC to include information regarding persons who beneficially own more than 5% of the shares of Common Stock of the Company and the ownership of shares of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s definitive proxy statement.

II-1

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Starboard your proxy FOR the election of the Nominees and in accordance with Starboard’s recommendations on the other proposals on the agenda for the Annual Meeting by taking three steps:

•	SIGNING the enclosed BLUE proxy card;

•	DATING the enclosed BLUE proxy card; and

•	MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of Starboard’s proxy materials, please contact Okapi Partners at the phone numbers or email address listed below.

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (877) 629-6356

Banks and brokers call: (212) 297-0720

E-mail: info@okapipartners.com

BLUE PROXY CARD

HUNTSMAN CORPORATION

2022 Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF HUNTSMAN CORPORATION
IS NOT SOLICITING THIS PROXY

P           R           O           X           Y

The undersigned appoints Jeffrey C. Smith and Peter A. Feld, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Huntsman Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the 2022 Annual Meeting of Stockholders of the Company scheduled to be held on March 25, 2022, at such time and place, to be determined by the Company (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Starboard Value and Opportunity Master Fund Ltd (“Starboard”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “AGAINST” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with Starboard’s solicitation of proxies for the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

BLUE PROXY CARD

☒ Please mark vote as in this example

STARBOARD STRONGLY RECOMMENDS THAT Stockholders VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. STARBOARD [MAKES NO RECOMMENADTION WITH RESPECT TO PROPOSALS 2, 3 AND 4].

1.	Starboard’s proposal to elect James L. Gallogly, Sandra Beach Lin, Susan C. Schnabel and Jeffrey C. Smith as directors of the Company.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: James L. Gallogly Sandra Beach Lin Susan C. Schnabel Jeffrey C. Smith	[ ]	[ ]	[ ] ________________ ________________ ________________ ________________

Starboard does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Starboard has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s).

Starboard intends to use this proxy to vote (i) “FOR” Mr. Gallogly, Ms. Lin, Ms. Schnabel and Mr. Smith and (ii) “FOR” the candidates who have been nominated by the Company other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan, for whom Starboard is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

Note: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” box and write the name(s) of the nominee(s) you do not support on the line(s) above. Your shares will be voted for the remaining nominee(s). You may also withhold authority to vote for the candidates nominated by the Company other than Mary C. Beckerle, Daniele Ferrari, José Muñoz, and Cynthia L. Egan, by writing the name of such nominee(s) below.

_________________________________________________________________

2. Company’s proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

☐	FOR	☐	AGAINST	☐	ABSTAIN

BLUE PROXY CARD

3. Company’s proposal to ratify the appointment of Deloitte and Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4. Stockholder proposal to lower the ownership threshold for special meetings of stockholders to 10%.

☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.